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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

MarkWest Energy Partners, L.P.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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MERGER PROPOSAL—YOUR VOTE IS VERY IMPORTANT

        November 17, 2015

Dear Common Unitholders:

        On or about October 30, 2015, we mailed to you a definitive proxy statement/prospectus relating to a special meeting of the common unitholders of MarkWest Energy Partners, L.P. ("MWE") called for the purpose of considering and voting upon, among other things, a proposal to approve the Agreement and Plan of Merger, dated as of July 11, 2015 (the "Original Merger Agreement"), among MPLX LP ("MPLX"), MPLX GP LLC, the general partner of MPLX ("MPLX GP"), Marathon Petroleum Corporation, the ultimate parent of MPLX GP ("MPC"), Sapphire Holdco LLC, a wholly owned subsidiary of MPLX ("Merger Sub"), and MWE, pursuant to which Merger Sub will merge with and into MWE, with MWE continuing as the surviving entity and becoming a wholly owned subsidiary of MPLX (the "Merger").

        On November 10, 2015, the Original Merger Agreement was amended to increase the aggregate amount of the cash consideration that will be contributed by MPC to MPLX and paid to MWE unitholders from $675 million in cash to $1,075 million in cash. I am pleased to report that on November 16, 2015, the Original Merger Agreement was further amended to increase the cash consideration that will be contributed by MPC to MPLX and paid to MWE unitholders to $6.20 per share in cash for each outstanding common unit of MWE (the "MWE Common Units"). As a result, MPC will contribute approximately $1,280 million in cash, representing all the cash necessary to pay the aggregate cash consideration, to MPLX, with respect to MPC's existing equity interests in MPLX (including incentive distribution rights) and not in consideration of new units or other equity interest in MPLX.

        The board of directors (the "MWE GP Board") of MarkWest Energy GP, L.L.C. ("MWE GP"), the general partner of MWE, approved the Amendment, dated as of November 10, 2015, to the Original Merger Agreement ("Amendment No. 1") and has now approved Amendment Number 2, dated as of November 16, 2015, to the Original Merger Agreement ("Amendment No. 2"; and the Original Merger Agreement, as amended by Amendment No. 1 and Amendment No. 2, being referred to as the "Amended Merger Agreement") and agreed to submit the Amended Merger Agreement to a vote of MWE's limited partners. The MWE GP Board determined that the Amended Merger Agreement and the Merger are advisable and in the best interests of MWE and its limited partners, and has approved the Amended Merger Agreement and the Merger.

        Under the terms of the Amended Merger Agreement, at the effective time of the Merger (the "Effective Time"), (a) each outstanding MWE Common Unit will be converted into the right to receive 1.09 common units of MPLX (the "MPLX Common Units" and, such consideration, the "Common Unit Merger Consideration") and $6.20 in cash per MWE Common Unit (the "Cash Consideration" and, together with the Common Unit Merger Consideration, the "Common Merger Consideration") and (b) each Class B unit of MWE (the "MWE Class B Units") will be converted into the right to receive one Class B unit of MPLX (the "MPLX Class B Units"). Under the Amended Merger Agreement, at the Effective Time, the Class A units of MWE (the "MWE Class A Units"), all of which are owned by wholly owned subsidiaries of MWE, will be converted into a specified number of Class A units of MPLX (the "MPLX Class A Units"). The total Common Merger Consideration MWE common unitholders will receive under the Amended Merger Agreement is approximately $51.74 per MWE Common Unit, based on the closing price of MPLX Common Units on November 16, 2015.

        As a result of the Merger, each phantom unit of MWE Common Units granted under MWE's equity plans that is outstanding immediately prior to the Effective Time will become fully vested and converted into an equivalent number of MWE Common Units, which will be canceled and converted into the right to receive the Common Merger Consideration (the "Canceled Awards"). As of the Effective Time, each MWE distribution equivalent right granted under MWE's equity award plans will be canceled and the holder thereof will cease to have any rights with respect thereto, other than the right to receive distributions declared or made (but not yet paid) by MWE prior to the Effective Time. The payments pursuant to this paragraph are subject to any applicable withholding taxes.

        The common units of MPLX and MWE are traded on the New York Stock Exchange under the symbols "MPLX" and "MWE," respectively.

        The date of the special meeting of MWE common unitholders has not changed and remains December 1, 2015. Likewise, the record date for the special meeting of MWE common unitholders has not changed and remains October 5, 2015. This means that only MWE common unitholders of record at the close of business on October 5, 2015 are entitled to vote on the proposals at the special meeting.

        For your convenience, we have enclosed a new proxy card with the accompanying supplement. If you have already voted by proxy in favor of the proposals contained on the proxy card, you will be considered to have voted in favor of such proposals and do not need to take any action, unless you wish to revoke or change your proxy. If you have already voted by proxy against the proposals contained on the proxy card, you will be considered to have voted against such proposals and do not need to take any action, unless you wish to revoke or change your proxy. If you have already voted and would like to revoke your proxy or change your vote, you may do so at any time before the special meeting of MWE common unitholders. If you are an MWE common unitholder of record, you may revoke your proxy and/or change your vote, or if you have not yet voted you may do so, at any time before 11:59 p.m. Eastern Time on November 30, 2015 (the "Telephone/Internet Deadline") or before the polls close at the MWE special meeting by (1) sending a written notice, which is received prior to the Telephone/Internet Deadline, to MWE at 1515 Arapahoe Street, Tower 1, Suite 1600, Denver, Colorado 80202, Attn: Corporate Secretary, that bears a date later than the date of the proxy and states that you revoke your proxy, (2) submitting a valid, later-date proxy by mail, telephone or Internet that is received prior to the Telephone/Internet Deadline or (3) attending the special meeting of MWE common unitholders and voting by ballot in person (your attendance at the MWE special meeting will not, by itself, revoke any proxy that you have previously given). If you hold your MWE Common Units in "street name," you should follow the instructions of your broker, bank or other nominee regarding the revocation of proxies. If your broker allows you to submit a proxy via the Internet or by telephone, you may be able to change your vote by submitting a new proxy via the Internet or by telephone or by mail.

        Your vote is very important regardless of the number of MWE Common Units you own.    The Merger cannot be completed unless the holders of at least a majority of the outstanding MWE Common Units, voting together as a single class, vote for the proposal to approve the Amended Merger Agreement and the transactions contemplated thereby at the special meeting (the "Merger Proposal"). At the special meeting, MWE common unitholders will also vote on an advisory compensation proposal (the "Advisory Compensation Proposal") and on a proposal to adjourn the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes to approve the Amended Merger Agreement and transactions contemplated thereby at the time of the special meeting (the "Adjournment Proposal"). If you abstain from voting, fail to cast your vote in person or by proxy or fail to give voting instructions to your broker, bank or other nominee, it will have the same effect as a vote "AGAINST" the Merger Proposal. If you abstain from voting or fail to cast your vote in person or by proxy (including by failing to give voting instructions to your broker, bank or other nominee) and are otherwise represented in person or by proxy, it will have the same effect as a vote "AGAINST" the Advisory Compensation Proposal and the Adjournment Proposal.

        The MWE GP Board recommends that MWE common unitholders vote (i) "FOR" the Merger Proposal, (ii) "FOR" the Advisory Compensation Proposal and (iii) "FOR" the Adjournment Proposal.    Whether or not you expect to attend the special meeting in person, we urge you to submit your proxy as promptly as possible through one of the delivery methods described in the definitive proxy statement/prospectus that was previously sent to you and the accompanying supplement to the definitive proxy statement/prospectus.

        If you have previously submitted your proxy or voting instructions and voted against the Merger Proposal, we urge you to consider the increase to the Cash Consideration and change your proxy or voting instructions to vote "FOR" the Merger Proposal.

        Attached to this letter is a supplement to the definitive proxy statement/prospectus that was previously sent to you containing additional and updated information about MWE and the Amended Merger Agreement. We urge you to read this document carefully (and the documents referred to, contained in or incorporated by reference into this document), which includes important information about the Amended Merger Agreement, the proposed Merger and the special meeting. We also encourage you to review carefully the definitive proxy statement/prospectus that was previously sent to you.

        On behalf of the MWE GP Board, we thank you for your continued support and prompt attention to this important matter.

Sincerely,

Frank M. Semple Chairman, President and Chief Executive Officer of MarkWest Energy GP, L.L.C. general partner of MarkWest Energy Partners, L.P.

        Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the transactions described in the accompanying supplement to the definitive proxy statement/prospectus that was previously sent to you, including the Merger, or the securities to be issued in connection with the Merger, or determined that the accompanying supplement is accurate or complete. Any representation to the contrary is a criminal offense.

        The accompanying supplement to the definitive proxy statement/prospectus that was previously sent to you is dated November 17, 2015 and is first being mailed to the common unitholders of MWE on or about November 17, 2015.

YOUR VOTE IS IMPORTANT!

        WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON, WE URGE YOU TO SUBMIT YOUR PROXY AS PROMPTLY AS POSSIBLE (1) BY TELEPHONE, (2) VIA THE INTERNET OR (3) BY MARKING, SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE PREPAID ENVELOPE PROVIDED. ABSTENTIONS WILL HAVE THE SAME EFFECT AS VOTES "AGAINST" APPROVAL, AND IF YOU FAIL TO CAST YOUR VOTE IN PERSON OR BY PROXY OR FAIL TO GIVE VOTING INSTRUCTIONS TO YOUR BROKER, BANK OR OTHER NOMINEE, IT WILL HAVE THE SAME EFFECT AS A VOTE "AGAINST" THE APPROVAL OF THE AMENDED MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY. You may revoke your proxy or change your vote at any time before the special meeting. If your units are held in the name of a bank, broker or other fiduciary, please follow the instructions on the voting instruction card furnished to you by such record holder.

        We urge you to read the accompanying supplement and the definitive proxy statement/prospectus that was previously sent to you, including all annexes thereto and all documents referred to, contained or incorporated by reference therein, carefully and in their entirety. If you have any questions concerning the proposal to approve the Amended Merger Agreement, and the transactions contemplated thereby, the proposal to approve, on an advisory, non-binding basis, the Merger-related compensation payments that may become payable to MWE's named executive officers, the proposal to approve the adjournment of the special meeting, the special meeting, the accompanying supplement or the definitive proxy statement/prospectus that was previously sent to you or would like additional copies of the accompanying supplement or the definitive proxy statement/prospectus that was previously sent to you or need help voting your MWE units, please contact MWE's proxy solicitor:

MacKenzie Partners, Inc.
Toll-free: (800) 322-2885
Collect: (212) 929-5500

i

SUPPLEMENT TO DEFINITIVE PROXY STATEMENT

Explanatory Note

        This supplement to the Definitive Proxy Statement on Schedule 14A filed by MarkWest Energy Partners, L.P. ("MWE") on October 30, 2015, which we refer to herein as the definitive proxy statement/prospectus, is being provided to you because MWE has entered into the Amendment to the Agreement and Plan of Merger, dated as of November 10, 2015, by and among MPLX LP ("MPLX"), MPLX GP LLC, the general partner of MPLX ("MPLX GP"), Marathon Petroleum Corporation, the ultimate parent of MPLX GP ("MPC"), Sapphire Holdco LLC, a wholly owned subsidiary of MPLX ("Merger Sub"), and MWE and Amendment Number 2 to the Agreement and Plan of Merger, dated as of November 16, 2015, by and among MPLX, MPLX GP, MPC, Merger Sub and MWE. This supplement, the annexes to this supplement and the documents referred to, contained in or incorporated by reference in this supplement should be read in conjunction with the definitive proxy statement/prospectus, the annexes to the definitive proxy statement/prospectus and the documents referred to, contained in or incorporated by reference in the definitive proxy statement/prospectus, each of which should be read in its entirety. Except as otherwise described in this supplement, the annexes to this supplement or the documents referred to, contained in or incorporated by reference in this supplement, the definitive proxy statement/prospectus, the annexes to the definitive proxy statement/prospectus and the documents referred to, contained in or incorporated by reference in the definitive proxy statement/prospectus are not otherwise modified, supplemented or amended. To the extent information in this supplement differs from, updates or conflicts with information contained in the definitive proxy statement/prospectus, the information in this supplement is the more current information.

        You should rely only on the information contained in or incorporated by reference into this supplement. No one has been authorized to provide you with information that is different from that contained in, or incorporated by reference into, this supplement. This supplement is dated November 17, 2015. The information contained in this supplement is accurate only as of that date or, in the case of information in a document incorporated by reference, as of the date of such document, unless the information specifically indicates that another date applies. Neither the mailing of this supplement to MWE Common Unitholders nor the issuance of MPLX Common Units pursuant to the Amended Merger Agreement will create any implication to the contrary.

        This supplement does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction in which or to or from any person to whom or from whom it is unlawful to make any such offer or solicitation in such jurisdiction.

        The information concerning MPLX contained in this supplement or incorporated by reference has been provided by MPLX; and the information concerning MWE contained in this supplement or incorporated by reference has been provided by MWE.

        Except as otherwise indicated, references in this supplement to: "MPLX LP" or "MPLX" refer to MPLX LP, and, when applicable, its consolidated subsidiaries; "Marathon Petroleum Corporation," "Marathon Petroleum" or "MPC" refer to Marathon Petroleum Corporation and, when applicable, its consolidated subsidiaries other than MPLX; and "MWE" refers to MarkWest Energy Partners, L.P. and, when applicable, its consolidated subsidiaries. In addition, throughout this supplement, we refer to the merger between MWE and Merger Sub as the "Merger." Throughout this supplement, we also refer to the Agreement and Plan of Merger, dated as of July 11, 2015, among MPLX, MPLX GP, MPC, Merger Sub and MWE as the "Original Merger Agreement," the Amendment to the Agreement and Plan of Merger, dated as of November 10, 2015, among MPLX, MPLX GP, MPC, Merger Sub and MWE as "Amendment No. 1", Amendment Number 2 to the Agreement and Plan of Merger, dated as of November 16, 2015, among MPLX, MPLX GP, MPC, Merger Sub and MWE as "Amendment No. 2", Amendment No. 1 and Amendment No. 2, collectively, as the "Amendments" and the Original Merger Agreement, as amended by the Amendments, as the "Amended Merger Agreement."

 ADDITIONAL QUESTIONS AND ANSWERS

        Set forth below are additional questions that you, as a holder (an "MWE Common Unitholder") of common units of MWE ("MWE Common Units"), may have regarding the Merger Proposal, the Advisory Compensation Proposal, the Adjournment Proposal or the MWE special meeting, and brief answers to those questions. You may obtain a list of the documents incorporated by reference into this supplement and the definitive proxy statement/prospectus in the section titled "Where You Can Find More Information."

        Q: Why am I receiving this supplement and a new proxy card?

        A: On November 10, 2015, MPLX, MPLX GP, MPC, Merger Sub and MWE entered into Amendment No. 1 to the Original Merger Agreement, and on November 16, 2015, MPLX, MPLX GP, MPC, Merger Sub and MWE entered into Amendment No. 2 to the Original Merger Agreement. We have included a complete copy of Amendment No. 1 as Annex S-A to this supplement and a complete copy of Amendment No. 2 as Annex S-B to this supplement. You are encouraged to read Amendment No. 1 and Amendment No. 2 in their entirety, and, if you have not done so already, to read the definitive proxy statement/prospectus in its entirety.

        Q: What is the effect of the Amendments?

        A: Cumulatively, the Amendments provide that the cash consideration to be received by MWE Common Unitholders will be $6.20 per MWE Common Unit. The amount of $6.20 in cash per MWE Common Unit is fixed and will not vary based on the number of MWE Common Units outstanding.

        MPC will contribute approximately $1,280 million in cash, representing all the cash necessary to pay the aggregate cash consideration, to MPLX, with respect to MPC's existing equity interests in MPLX (including incentive distribution rights) and not in consideration of new units or other equity interest in MPLX. Under the Amended Merger Agreement, MWE common unitholders will receive 1.09 MPLX Common Units plus a one-time cash payment of $6.20 per MWE Common Unit, for a total Common Merger Consideration of approximately $51.74 per MWE Common Unit, based on the closing price of MPLX Common Units on November 16, 2015.

        Q: What will I receive in the Merger for my MWE Common Units?

        A: If the Merger is completed, each of your MWE Common Units will be canceled and converted automatically at the effective time of the Merger (the "Effective Time") into the right to receive (i) 1.09 MPLX Common Units (such consideration, the "Common Unit Merger Consideration") and (ii) $6.20 in cash per MWE Common Unit (the "Cash Consideration" and, together with the Common Unit Merger Consideration, the "Common Merger Consideration"). Holders of MWE Common Units will not receive any fractional MPLX Common Units in the Merger. Instead, all fractional units of MPLX Common Units that holders of MWE Common Units and Canceled Awards would otherwise be entitled to receive as a result of the Merger will be aggregated by the exchange agent. The exchange agent will cause the whole units obtained thereby to be sold on behalf of such holders, in each case at then-prevailing market prices. Each holder of MWE Common Units (including Canceled Awards) that are converted pursuant to the Amended Merger Agreement who would have received a fraction of an MPLX Common Unit will instead be entitled to receive a cash payment, without interest, representing such holder's proportionate interest, if any, in the proceeds from such sales by the exchange agent in one or more transactions of MPLX Common Units.

        Q: Can I elect to receive additional cash for my MWE Common Units instead of MPLX Common Units?

        A: No. Pursuant to the Amended Merger Agreement, the consideration to be received by MWE Common Unitholders consists of the equity consideration, which is fixed at 1.09 MPLX Common Units for each MWE Common Unit outstanding immediately prior to the Effective Time (the "Exchange Ratio"), and the Cash Consideration, which is fixed at $6.20 in cash for each MWE Common Unit outstanding immediately prior to the Effective Time, in each case as described above.

        Q: What will happen to the MWE phantom units and distribution equivalent rights associated with MWE phantom units ("DER") in the Merger?

        A: If the Merger is completed, each outstanding phantom unit of MWE Common Units granted under MWE's equity plans (each, a "Phantom Unit") will, contingent upon the closing of the Merger and effective as of immediately prior to the Effective Time, automatically become fully vested and converted into an equivalent number of MWE Common Units, and such MWE Common Units will be canceled and converted into the right to receive the Common Merger Consideration (the "Canceled Awards"). As of the Effective Time, each holder of a Phantom Unit will cease to have any rights with respect thereto, except the right to receive the Common Merger Consideration and, if applicable, any DER Payments (as defined below). In addition, each outstanding DER that was granted under MWE's plans providing for the compensatory grant of awards of MWE Common Units or awards denominated, in whole or in part, in MWE Common Units (the "MWE Equity Plans" and each, an "MWE Equity Plan") will be canceled and the holder of such canceled DER will cease to have any rights with respect to such canceled DER except the right to receive any payment in respect of any distributions, including any regular distributions as provided in the Amended Merger Agreement, with a record date occurring prior to the Effective Time that may have been declared or made by MWE with respect to such DERs in accordance with the terms of the MWE Equity Plan but not yet paid as of the Effective Time ("DER Payments").

        Q: What will happen to the MWE Class A Units in the Merger?

        A: Each MWE Class A Unit issued and outstanding immediately prior to the Effective Time will be converted into the right to receive (i) 1.09 MPLX Class A Units having substantially similar rights and obligations that the MWE Class A Units had immediately prior to the Effective Time plus (ii) the number of MPLX Class A Units equal to a fraction, the numerator of which is the Fully Diluted Cash Consideration (as defined below) and the denominator of which is the closing trading price of MPLX Common Units on the trading day immediately preceding the closing date of the Merger. "Fully Diluted Cash Consideration" means a fraction, the numerator of which is the aggregate dollar amount obtained by multiplying the Cash Consideration by the sum of (x) the number of MWE Common Units (including all Canceled Awards) plus (y) the number of MWE Class B Units, in each case outstanding immediately prior to the Effective Time, and the denominator of which is the number of MWE Common Units (including all Canceled Awards) plus the number of MWE Class A Units plus the number of MWE Class B Units, in each case outstanding immediately prior to the Effective Time.

        Q: What will happen to the MWE Class B Units in the Merger?

        A: Each MWE Class B Unit issued and outstanding as of immediately prior to the Effective Time will be converted into the right to receive one MPLX Class B Unit having substantially similar rights, including with respect to conversion and registration rights and obligations that the MWE Class B Units had immediately prior to the Effective Time. On July 1, 2016 and July 1, 2017 (unless earlier converted upon certain fundamental changes regarding MPLX), each MPLX Class B Unit will automatically convert into 1.09 MPLX Common Units and the right to receive the Cash Consideration.

        Q: What am I being asked to vote on?

        A: Holders of MWE Common Units are being asked to vote on the following proposals:

  •
  Proposal 1 (Merger Proposal):  to approve the Amended Merger Agreement, as such agreement may be further amended from time to time, and the transactions contemplated thereby. A copy of the Original Merger Agreement was attached as Annex A to the definitive proxy statement/prospectus, and copies of Amendment No. 1 and Amendment No. 2 are attached as Annex S-A and Annex S-B, respectively, to this supplement;

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  Proposal 2 (Advisory Compensation Proposal):  to approve, on an advisory, non-binding basis, the Merger-related compensation payments that may become payable to MWE's named executive officers in connection with the Merger; and

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  Proposal 3 (Adjournment Proposal):  to approve the adjournment of the MWE special meeting, if necessary, to solicit additional proxies if there are not sufficient votes to approve the Amended Merger Agreement at the time of the special meeting.

        Q: How does the MWE GP Board recommend that I vote?

        A: On July 11, 2015 the board of directors (the "MWE GP Board") of MarkWest Energy GP, L.L.C. ("MWE GP") unanimously approved the Original Merger Agreement and the transactions contemplated thereby, including the Merger, and determined that these transactions are advisable and in the best interests of MWE's limited partners. On November 9, 2015, the MWE GP Board approved Amendment No. 1, and on November 16, 2015, the MWE GP Board approved Amendment No. 2. The MWE GP Board affirms its recommendation that you vote (i) "FOR" the Merger Proposal, (ii) "FOR" the Advisory Compensation Proposal and (iii) "FOR" the Adjournment Proposal. In considering the recommendation of the MWE GP Board with respect to the Merger Proposal, you should be aware that executive officers of MWE GP are parties to agreements or participants in other arrangements that give them interests in the Merger that may be different from, or in addition to, your interests as an MWE unitholder. You should also be aware that MWE GP's non-employee directors have financial interests in the Merger that are different from, or are in addition to, the interests of MWE Common Unitholders, which generally arise from their right to indemnification and insurance coverage that will survive the completion of the Merger (on terms substantially similar to directors' existing indemnification and insurance coverage). You should consider these interests in voting on the proposals. These different interests are described under "Update to Interests of Directors and Executive Officers of MWE GP in the Merger" beginning on page S-15 of this supplement and in the section entitled "Proposal 1: The Merger—Interests of Directors and Executive Officers of MWE GP in the Merger" in the definitive proxy statement/prospectus.

        Q: How do MWE's principal securityholders intend to vote?

        A: Simultaneously with the execution of the Original Merger Agreement, MPLX entered into a voting agreement (the "M&R Voting Agreement") with M&R MWE Liberty, LLC ("M&R"), which holds 7,352,691 MWE Common Units and all issued and outstanding MWE Class B Units. Similarly, simultaneously with the execution of Amendment No. 2, MPLX entered into a voting agreement with Kayne Anderson Capital Advisors, L.P. (including its affiliates, "Kayne Anderson") (the "Kayne Voting Agreement") and a voting agreement with Tortoise Capital Advisors, L.L.C. (including its affiliates, "Tortoise") (the "Tortoise Voting Agreement" and together with the M&R Voting Agreement and the Kayne Voting Agreement, the "Voting Agreements"), each of which is substantially similar to the M&R Voting Agreement. Kayne Anderson and Tortoise collectively have voting power over 22,637,450 MWE Common Units entitled to vote at the MWE special meeting. Pursuant to the Voting Agreements, M&R, Kayne Anderson and Tortoise each have agreed to vote all of the MWE Common Units subject to the Voting Agreements in favor of the Merger Proposal and to take certain other specified actions in furtherance of the Merger. M&R, Kayne Anderson and Tortoise collectively have voting power over MWE Common Units representing approximately 15.4% of the outstanding MWE Common Units entitled to vote at the MWE special meeting.

        Q: When is this supplement being mailed?

        A: This supplement is first being sent to holders of MWE Common Units on or about November 17, 2015.

        Q: Who is entitled to vote at the MWE special meeting?

        A: Holders of MWE Common Units outstanding as of the close of business on October 5, 2015, the record date for the determination of MWE Common Unitholders entitled to notice of and to vote at the MWE special meeting, are entitled to one vote per MWE Common Unit they held as of the record date at the MWE special meeting. As of the record date, there were 195,230,469 MWE Common Units outstanding, all of which are entitled to vote at the MWE special meeting.

        Q: Has the date of the MWE special meeting changed from what was included in the definitive proxy statement/prospectus?

        A: No. The date of the special meeting has not changed and remains December 1, 2015.

        Q: How do I vote my MWE Common Units, or cause my MWE Common Units to be voted, at the MWE special meeting?

        A: There are four ways you may cause your MWE Common Units to be voted at the MWE special meeting:

  •
  In Person.  If you are an MWE Common Unitholder of record, you may vote in person at the MWE special meeting. MWE Common Units held by you through a broker, bank or other nominee may be voted in person by you only if you obtain a legal proxy from the record holder (which is your broker, bank or other nominee) giving you the right to vote the MWE Common Units;

  •
  Via the Internet.  You may submit a proxy electronically via the Internet by accessing the Internet address provided on each proxy card (if you are an MWE Common Unitholder of record) or vote instruction card (if your MWE Common Units are held by a broker, bank or other nominee);

  •
  By Telephone.  You may submit a proxy by using the toll-free telephone number listed on the enclosed proxy card (if you are an MWE Common Unitholder of record) or vote instruction card (if your MWE Common Units are held by a broker, bank or other nominee); or

  •
  By Mail.  You may submit a proxy by filling out, signing and dating the enclosed proxy card (if you are an MWE Common Unitholder of record) or vote instruction card (if your MWE Common Units are held by a broker, bank or other nominee) and returning it by mail in the prepaid envelope provided.

        Even if you plan to attend the MWE special meeting in person, your plans may change, and you are encouraged to submit your proxy as described above so that your vote will be counted if you later decide not to attend the MWE special meeting. If your MWE Common Units are held by you through a broker, bank or other nominee, also known as holding units in "street name," you should receive instructions from that broker, bank or other nominee that you must follow in order to have your MWE Common Units voted. Please review such instructions to determine whether you will be able to submit your proxy via the Internet or by telephone. The deadline for submitting your proxy by telephone or electronically through the Internet remains unchanged and is 11:59 p.m. Eastern Time on November 30, 2015 (the "Telephone/Internet Deadline"). Proxies submitted by mail must be received by November 30, 2015, the day before the special meeting.

        Q: If my MWE Common Units are held in "street name" by my broker, will my broker automatically vote my MWE Common Units for me?

        A: No. If your MWE Common Units are held in an account at a broker, bank or through another nominee, you must instruct the broker, bank or other nominee on how to vote your MWE Common Units by following the instructions that the broker, bank or other nominee provides to you with these materials. Most brokers, banks and other nominees offer the ability for unitholders to submit voting instructions by mail by completing a voting instruction card, by telephone and via the Internet. If you do not provide voting instructions to your broker, bank or other nominee your MWE Common Units will not be voted on any proposal, which will have the same effect as a vote "AGAINST" the Merger Proposal.

        Q: If I have already submitted a proxy or voting instructions, do I need to submit a new proxy or voting instructions?

        A: No. If you have already submitted a proxy or voting instructions, you will be considered to have voted as specified in that proxy or voting instructions and do not need to take any action, unless you wish to revoke your proxy or change your voting instructions.

        Q: Can I revoke my proxy or change my voting instructions? If I have already submitted a proxy or voting instructions, can I change that proxy or voting instructions?

        A: Yes. If you are an MWE Common Unitholder of record, you may revoke or change your proxy (including a proxy that has already been submitted) at any time before the Telephone/Internet Deadline or before the polls close at the MWE special meeting by:

  •
  sending a written notice, which is received prior to the Telephone/Internet Deadline, to MWE at 1515 Arapahoe Street, Tower 1, Suite 1600, Denver, Colorado 80202, Attn: Corporate Secretary, that bears a date later than the date of the proxy and states that you revoke your proxy;

  •
  submitting a valid, later-dated proxy by mail, telephone or Internet that is received prior to the Telephone/Internet Deadline; or

  •
  attending the MWE special meeting and voting by ballot in person (your attendance at the MWE special meeting will not, by itself, revoke any proxy that you have previously given).

        If you hold your MWE Common Units in "street name," you should follow the instructions of your broker, bank or other nominee regarding the revocation of proxies. If your broker allows you to submit a proxy via the internet or by telephone, you may be able to change your vote by submitting a new proxy via the internet or by telephone or by mail.

        Q: Can I still vote using the proxy card you sent me earlier?

        A: Yes. If you still have the proxy card that was sent to you along with the definitive proxy statement/prospectus, you may cause your MWE Common Units to be voted at the MWE special meeting by signing that proxy card and returning it by mail in the prepaid envelope provided or by following the instructions on your proxy card for voting by telephone or Internet.

        Q: Am I entitled to appraisal rights if I vote against the approval of the Amended Merger Agreement?

        A: No. Appraisal rights are not available in connection with the Merger under the Delaware Revised Uniform Limited Partnership Act, or under the MWE partnership agreement. Please see the section of the definitive proxy statement/prospectus entitled "Proposal 1: The Merger—No Appraisal Rights."

        Q: What do I need to do now?

        A: Carefully read and consider the information referred to, contained in or incorporated by reference in this supplement and the definitive proxy statement/prospectus, including the annexes hereto and thereto. Then, please vote your MWE Common Units or submit your proxy in accordance with the instructions described above. If you hold MWE Common Units through a broker, bank or other nominee, please instruct your broker, bank or other nominee to vote your MWE Common Units by following the instructions that the broker, bank or other nominee provides to you with these materials.

        Q: Who should I call with questions?

        A: Holders of MWE Common Units should call MacKenzie Partners, Inc., MWE's proxy solicitor, toll-free at (800) 322-2885 (banks and brokers call collect at (212) 929-5500) with any questions about the Merger or the MWE special meeting, or to obtain additional copies of this supplement, proxy cards or voting instruction forms.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

        This supplement and the definitive proxy statement/prospectus and the documents referred to, contained or incorporated by reference in this supplement and the definitive proxy statement/prospectus contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 (the "Exchange Act"). All statements other than historical facts, including, without limitation, statements regarding the expected benefits of the proposed Merger to MPLX and MWE and their respective unitholders, the anticipated completion of the proposed Merger or the timing thereof, the expected future reserves, production, financial position, business strategy, revenues, earnings, costs, capital expenditures, anticipated growth, planned activities, market opportunities, strategy, competition and debt levels of the combined partnership, the plans and objectives of management for future operations, and MPLX's or MWE's, as applicable, current expectations, estimates and projections about MPLX's or MWE's industry and MPLX's or MWE's partnership are forward-looking statements. When used in this supplement or the definitive proxy statement/prospectus, words such as "may," "can," "expect," "intend," "plan," "estimate," "anticipate," "project," "believe," "will" or "should" or the negative thereof or variations thereon or similar terminology are generally intended to identify forward-looking statements. It is uncertain whether the events anticipated will transpire, or if they do occur what impact they will have on the results of operations and financial condition of MPLX, MWE or of the combined entity. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, such statements. In particular, statements, express or implied, concerning future actions, conditions or events, future operating results, the ability to generate sales, income or cash flow, to realize cost savings or other benefits associated with the Merger, to service debt or to make distributions are forward-looking statements. Forward-looking statements are not guarantees of performance. While the management teams of MWE and MPLX consider these assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond the control of MWE and MPLX. Specific factors which could cause actual results to differ from those in the forward-looking statements include:

  •
  the ability to complete the proposed Merger on the anticipated terms and timetable;

  •
  the failure to obtain approval of the Amended Merger Agreement by the MWE Common Unitholders and the failure to satisfy various other conditions to the closing of the transactions contemplated by the Amended Merger Agreement;

  •
  the risk that the synergies from the Merger may not be fully realized or may take longer to realize than expected;

  •
  disruption from the Merger making it more difficult to maintain relationships with customers, employees or suppliers;

  •
  the integration of MWE being more difficult, time-consuming or costly than expected;

  •
  general market perception of the Merger;

  •
  risks relating to any unforeseen liabilities of MWE;

  •
  the parties' ability to meet expectations regarding the timing and tax treatment of the Merger;

  •
  the parties' ability to attract and retain key personnel;

  •
  changes in general economic, market or business conditions;

  •
  changes in the economic and financial conditions of MWE and MPLX;

  •
  changes in producer customers' drilling plans or in volumes of throughput of crude oil, natural gas, NGLs, refined products or other hydrocarbon-based products;

  •
  changes in regional, national and worldwide prices of crude oil, natural gas, NGLs and refined products;

  •
  domestic and foreign supplies of crude oil and other feedstocks, natural gas, NGLs and refined products such as gasoline, diesel fuel, jet fuel, home heating oil and petrochemicals;

  •
  foreign imports and exports of crude oil, refined products, natural gas and NGLs;

  •
  refining industry overcapacity or under capacity;

  •
  changes in the cost or availability of third-party vessels, pipelines, rail cars and other means of transportation for crude oil, natural gas, NGLs, feedstocks and refined products;

  •
  price, availability and acceptance of alternative fuels and alternative-fuel vehicles and laws mandating such fuels or vehicles;

  •
  fluctuations in consumer demand for refined products, natural gas and NGLs, including seasonal fluctuations;

  •
  political and economic conditions in nations that consume refined products, natural gas and NGLs, including the United States, and in crude oil producing regions, including the Middle East, Africa, Canada and South America;

  •
  actions taken by MPLX's or MWE's competitors and the expansion and retirement of pipeline capacity, processing, fractionation and treating facilities in response to market conditions;

  •
  changes in fuel and utility costs for MPLX's or MWE's facilities;

  •
  the adequacy of MPLX's or MWE's capital resources and liquidity, including, but not limited to, availability of sufficient cash flow to pay distributions and execute MPLX's or MWE's business plan;

  •
  MPLX's or MWE's ability to successfully implement MPLX's or MWE's growth strategy, whether through organic growth or acquisitions;

  •
  capital market conditions, the availability of unsecured credit and MPLX's or MWE's ability to raise adequate capital to execute MPLX's or MWE's business plan and implement MPLX's or MWE's growth strategy;

  •
  accidents or other unscheduled shutdowns affecting MPLX's or MWE's pipelines, processing, fractionation and treating facilities or equipment, or those of MPLX's or MWE's suppliers or customers or facilities upstream or downstream of MPLX's or MWE's facilities;

  •
  unusual weather conditions and natural disasters;

  •
  acts of war, terrorism or civil unrest that could impair MPLX's or MWE's ability to gather, process, fractionate or transport crude oil, natural gas, NGLs or refined products;

  •
  legislative or regulatory action, which may adversely affect MPLX's or MWE's business or operations;

  •
  rulings, judgments or settlements in litigation or other legal, tax or regulatory matters, including unexpected environmental remediation costs, in excess of any reserves or insurance coverage;

  •
  political pressure and influence of environmental groups upon the policies and decisions related to the production, gathering, refining, processing, fractionation, transportation and marketing of natural gas, oil, NGLs or other carbon based fuels;

  •
  labor and material shortages;

  •
  other uncertainties and matters beyond the control of management; and

  •
  other risks described under the caption "Risk Factors" in MPLX's and MWE's Annual Reports on Form 10-K for the year ended December 31, 2014 and subsequent Quarterly Reports on Form 10-Q.

Unless expressly stated otherwise, forward-looking statements are based on the expectations and beliefs of the respective management teams of MPLX and MWE, based on information currently available, concerning future events affecting MPLX and MWE. Although MPLX and MWE believe that these forward-looking statements are based on reasonable assumptions, they are subject to uncertainties and factors related to operations and business environments of MPLX and MWE, all of which are difficult to predict and many of which are beyond the control of MPLX and MWE. Any or all of the forward-looking statements in this supplement or the definitive proxy statement/prospectus may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. The foregoing list of factors should not be construed to be exhaustive. Many factors mentioned in this supplement or the definitive proxy statement/prospectus, including the risks outlined under the caption "Risk Factors" contained in the Exchange Act reports of MPLX and MWE, incorporated by reference in this supplement or the definitive proxy statement/prospectus, will be important in determining future results, and actual future results may vary materially. There is no assurance that the actions, events or results of the forward-looking statements will occur, or, if any of them do, when they will occur or what effect they will have on the results of operations, financial condition, cash flows or distributions of MPLX or MWE. In view of these uncertainties, MPLX and MWE caution that investors should not place undue reliance on any forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made, and, except as required by law, MPLX and MWE undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances.

 UPDATE TO PROPOSAL 1: THE MERGER

        This section of the supplement describes the material aspects of the changes to the terms of the Merger resulting from the Amendments. This section may not contain all of the information that is important to you. You should carefully read this entire supplement and the documents referred to, contained in or incorporated by reference in this supplement, including the full text of Amendment No. 1 (which is attached as Annex S-A) and the full text of Amendment No. 2 (which is attached as Annex S-B), for a more complete understanding of the Amendments. In addition, important business and financial information about each of MPLX and MWE is referred to, contained in or incorporated into this supplement by reference. See "Where You Can Find More Information."

 Update to Background of the Merger

        The discussion below supplements the description of the background of the Merger contained in the definitive proxy statement/prospectus in the section entitled "Proposal 1: The Merger—Background of the Merger" up to and including the date of this supplement.

        Since the announcement of the Merger, the market for the publicly traded units of master limited partnerships in general has experienced significant declines. The trading price of MPLX Common Units has declined from a closing price of $69.05 on July 10, 2015, the last trading day before the announcement of the Merger, to a closing price of $43.78 on November 10, 2015. Similarly, the trading price of MWE Common Units has declined from a closing price of $59.75 on July 10, 2015, the last trading day before the announcement of the Merger, to a closing price of $43.85 on November 10, 2015. The Original Merger Agreement established a fixed exchange ratio of 1.09 MPLX Common Units for each MWE Common Unit that was not subject to any adjustment in the event of increases or decreases in the relative trading prices of MWE Common Units or MPLX Common Units following the execution of the Original Merger Agreement on July 11, 2015. As a result of the relative decline in the unit prices and the fixed exchange ratio under the Original Merger Agreement, the value of the merger consideration to the MWE unitholders declined from the value that was implied at the time the parties entered into the Original Merger Agreement.

        From mid-July 2015 through October 30, 2015, representatives of MWE, including Frank M. Semple, MWE's Chairman and Chief Executive Officer, Nancy K. Buese, MWE's Executive Vice President and Chief Financial Officer, and C. Corwin Bromley, MWE's Executive Vice President, General Counsel and Secretary, held numerous discussions with representatives of MPLX and MPC, including Gary R. Heminger, MPLX's Chairman and Chief Executive Officer, Pamela K.M. Beall, MPLX's President, Donald C. Templin, MPLX's Executive Vice President, Timothy T. Griffith, MPLX's Vice President and Chief Financial Officer, and J. Michael Wilder, MPLX's Vice President, General Counsel and Secretary, regarding the pending Merger. These discussions related to, among other things, the deterioration in the trading prices for MPLX and MWE since the announcement of the pending Merger, the reaction from analysts and MWE Common Unitholders to the announcement of the pending Merger, planning for the integration of the businesses of MPLX and MWE, and issues relating to the operations and financial performance of MWE, MPLX and the combined entity. During these discussions, representatives of MPLX and MWE discussed the possibility that MPLX could potentially need to enhance the Common Merger Consideration in order to obtain approval for the Merger Proposal from MWE Common Unitholders; however, there were no discussions of the potential value of any enhancement and no commitments or offers by MPLX or MPC to increase the Common Merger Consideration during any of these discussions.

        During this period, representatives of MPLX and MWE also held joint meetings with various analysts and MWE Common Unitholders, during which they discussed the terms of the pending Merger and the benefits of the transaction for the combined entity and its unitholders. In addition to these joint meetings, representatives of both MWE and MPLX held separate meetings with various analysts, and representatives of MWE held separate meetings with various MWE Common Unitholders. Representatives of MPLX and MWE worked during this period to prepare and file MPLX's Registration Statement on Form S-4 and the amendments thereto and to file and mail the definitive proxy statement/prospectus to MWE Common Unitholders. The definitive proxy statement/prospectus was filed with the SEC and first mailed to MWE Common Unitholders on October 30, 2015.

        Following the mailing of the definitive proxy statement/prospectus, representatives of MacKenzie Partners, Inc. ("MacKenzie"), MWE's proxy solicitor, began to contact various MWE Common Unitholders to solicit proxies from them in favor of the Merger Proposal and the other proposals described in the definitive proxy statement/prospectus. Representatives of MWE and MPLX held periodic meetings throughout this time to discuss with their respective advisors the proxy solicitation efforts. In addition, during the first week of November 2015, MWE and its advisors monitored the votes cast by MWE Common Unitholders who had submitted their proxies. Based on conversations with MWE and MacKenzie, MPLX concluded that there was some resistance to the proposed acquisition under the terms of the Original Merger Agreement by a number of MWE Common Unitholders and that such resistance may impede the ability of the parties to obtain unitholder approval at the MWE special meeting.

        On the morning of October 29, 2015, MPLX issued a press release announcing its financial results for the third quarter of 2015 and affirmed its previously stated distribution growth guidance for the combined MPLX/MWE partnership of a 25% compound annual distribution growth rate through 2017, with an annual distribution growth profile of approximately 20% in years 2018 and 2019. MPLX also announced that it expects distribution growth of 25% in 2016 and highlighted MPC's willingness to engage in dropdown transactions or some other form of sponsor support as early as 2016.

        On the morning of November 4, 2015, MWE issued a press release announcing its financial results for the third quarter of 2015, and revised its previously stated distribution growth guidance for MWE on a stand-alone basis downward to a 4.3% distribution growth rate in 2016 and an 8% to 10% annual distribution growth rate from 2017 to 2020.

        From November 6, 2015 through November 9, 2015, representatives of MPLX and MPC discussed with representatives of MWE that MPLX and MPC were considering potentially increasing the cash portion of the Common Merger Consideration, and their respective legal advisors discussed the form of amendment to the Original Merger Agreement that would be used if such an increase were to be proposed and accepted.

        On November 8, 2015, Mr. Heminger called Mr. Semple and informed him that MPC was prepared to increase the cash portion of the Common Merger Consideration from $675 million to $1,075 million. Mr. Semple indicated that he would discuss such proposal with the MWE GP Board.

        On November 9, 2015, the MWE GP Board held a telephonic special meeting, with representatives of management, as well as its financial advisor, Jefferies LLC, and outside counsel, participating, to discuss the proposed Amendment No. 1 to the Original Merger Agreement. After discussion of the proposed Amendment No. 1, including review and consideration of the factors described under "Recommendation of the MWE GP Board and Its Reasons for the Merger," the MWE GP Board determined that Amendment No. 1 was advisable and in the best interests of MWE and its limited partners. The MWE GP Board approved Amendment No. 1 and affirmed its recommendation that the limited partners of MWE approve the Merger Agreement.

        On November 10, 2015, the MPC executive committee, pursuant to authorization from the board of directors of MPC (the "MPC Board"), approved the contribution of an additional $400 million in cash consideration as provided for under the terms of Amendment No. 1.

        On November 10, 2015, the parties executed and delivered Amendment No. 1. On November 10, 2015, MPLX and MWE issued a joint press release announcing the changes to the pending Merger and their execution of Amendment No. 1. A copy of Amendment No. 1 is attached as Annex S-A to this supplement.

        On November 13, 2015, representatives of Kayne Anderson and Tortoise indicated to representatives of MWE that despite the increase to the cash portion of the Common Merger Consideration pursuant to Amendment No. 1, they were unlikely to vote in favor of the Merger Proposal. Mr. Semple then communicated Kayne Anderson's and Tortoise's positions to Mr. Heminger.

        On November 14, 2015 and November 15, 2015, Mr. Heminger discussed with representatives of Kayne Anderson the Merger and its expected benefits. During these discussions, representatives of Kayne Anderson indicated to Mr. Heminger that they continued to be unlikely to vote in favor of the Merger Proposal.

        During the morning of November 16, 2015, each of Kayne Anderson and Tortoise executed confidentiality agreements with MPLX and subsequently engaged in discussions with Mr. Heminger regarding a potential further increase in the cash portion of the Common Merger Consideration. That afternoon, MPC offered to increase the cash portion of the Common Merger Consideration to a fixed amount of $6.20 per MWE Common Unit, and both Kayne Anderson and Tortoise agreed to enter into voting agreements to vote in favor of the Merger Proposal, subject to approvals by the MWE GP Board and the MPC Board.

        During the evening of November 16, 2015, the MPC Board held a special telephonic meeting, with members of management participating. Mr. Heminger discussed with the MPC Board the terms of Amendment No. 2 and the Voting Agreements with Kayne Anderson and Tortoise and indicated that those documents were prepared to be executed upon the approval of the respective boards of directors of MPC and MWE. The MPC Board approved entering into Amendment No. 2.

        Also on November 16, 2015, the MWE GP Board determined that Amendment No. 2 was advisable and in the best interests of MWE and its limited partners and approved Amendment No. 2 and affirmed its recommendation that the limited partners of MWE approve the Amended Merger Agreement.

        Later on November 16, 2015, the relevant persons executed and delivered Amendment No. 2, the Kayne Voting Agreement and the Tortoise Voting Agreement.

        On November 17, 2015, MPLX and MWE issued a joint press release announcing the changes to the pending Merger and the execution of Amendment No. 2, the Kayne Voting Agreement and the Tortoise Voting Agreement. A copy of Amendment No. 2 is attached as Annex S-B to this supplement, a copy of the Kayne Voting Agreement is attached as Annex S-C to this supplement and a copy of the Tortoise Voting Agreement is attached as Annex S-D to this supplement.

 Recommendation of the MWE GP Board and Its Reasons for the Merger

        On November 16, 2015, after careful consideration, the MWE GP Board:

  •
  approved Amendment No. 2; and

  •
  affirmed its recommendation that the limited partners of MWE approve the Amended Merger Agreement.

        As described above in the section entitled "—Update to Background of the Merger," prior to and in reaching this determination, the MWE GP Board consulted with its financial advisor and outside counsel, discussed certain issues with MWE's management and considered various factors including, but not limited to, the factors described in "Proposal 1: The Merger—Recommendation of the MWE GP Board and Its Reasons for the Merger" in the definitive proxy statement/prospectus as well as the following material factors:

  •
  the fact that Amendment No. 2 would increase the total cash component of the Common Merger Consideration to $6.20 per MWE Common Unit;

  •
  the fact that the increase in the cash component of the Common Merger Consideration would substantially reduce any distribution dilution to MWE Common Unitholders;

  •
  the recent affirmation by MPLX on October 29, 2015 of the distribution growth guidance for the combined entity that was previously provided on July 20, 2015 notwithstanding recent market conditions and the increase in MPLX's cost of equity capital since the announcement of the Merger;

  •
  the recent announcement by MPC on October 29, 2015 of MPC's willingness to support the combined entity through earlier drop down transactions or other forms of assistance from MPC to support the partnership's distribution growth profile; and

  •
  the fact that Kayne Anderson, which has voting power over approximately 11,137,719 MWE Common Units entitled to vote at the MWE special meeting, and Tortoise, which has voting power over approximately 11,499,731 MWE Common Units entitled to vote at the MWE special meeting, collectively hold approximately 11.6% of the MWE Common Units entitled to vote at the MWE special meeting and have agreed to vote their MWE Common Units in favor of the transaction.

        The foregoing discussion of the factors considered by the MWE GP Board is not intended to be exhaustive, but rather includes the material factors considered by the MWE GP Board and is subject to the information set forth in "Proposal 1: The Merger—Recommendation of the MWE GP Board and Its Reasons for the Merger" in the definitive proxy statement/prospectus.

        This explanation of the MWE GP Board's reasons for recommending the approval of the Amended Merger Agreement and other information presented in this section is forward-looking in nature and, therefore, should be read in light of the factors described in the section of this supplement entitled "Cautionary Statement Regarding Forward-Looking Statements" beginning on page S-8.

Update to Interests of Directors and Executive Officers of MWE GP in the Merger

        The following information reflects the effects of the Amendments and updates certain information presented in "Proposal 1: The Merger—Interests of the Directors and Executive Officers of MWE GP in the Merger" in the definitive proxy statement/prospectus. Except as set forth below, the information presented in "Proposal 1: The Merger—Interests of Directors and Executive Officers of MWE GP in the Merger" in the definitive proxy statement/prospectus remains unchanged. However, the sections set forth below supersede and replace the equivalent sections in the definitive proxy statement/prospectus, and all applicable references to "Proposal 1: The Merger—Interests of the Directors and Executive Officers of MWE GP in the Merger" and its subsections in the definitive proxy statement/prospectus shall therefore instead be deemed to refer to the following information and its appropriate subsections, including for purposes of "Proposal 2: Advisory Vote on Merger-Related Named Executive Offer Compensation."

        In considering the recommendation of the MWE GP Board that MWE Common Unitholders vote to approve the Merger Proposal, you should be aware that certain of MWE GP's executive officers have financial interests in the Merger that are different from, or are in addition to, the interests of MWE Common Unitholders generally, as more fully described below. You should also be aware that certain of MWE GP's directors have financial interests in the Merger that are different from, or are in addition to, the interests of MWE Common Unitholders, which generally arise from their right to indemnification and insurance coverage that will survive the completion of the Merger (on terms substantially similar to the directors' existing indemnification and insurance coverage). Additionally, you should be aware that the Amended Merger Agreement provides that MPC and MPLX GP shall take all actions necessary and appropriate to (i) increase the size of the MPLX GP board of directors to twelve members and appoint two directors identified by MWE to the MPLX GP board of directors and (ii) appoint one director identified by MWE to the MPC board of directors, in each case effective immediately following the closing of the Merger. The Amended Merger Agreement also provides that MPC shall consider, in filling the next vacancy on the MPLX GP board of directors, the nomination of an additional individual who prior to the Merger serves as an independent director of MWE GP. See the section entitled "Proposal 1—Directors and Executive Officers of MPLX After the Merger" in the definitive proxy statement/prospectus.

        The members of the MWE GP Board were aware of and considered these interests, among other matters, in evaluating and negotiating the Amended Merger Agreement and the Merger and in recommending to MWE Common Unitholders that they approve the Merger Proposal. For purposes of all of the plans and agreements described below, the consummation of the Merger will constitute a "change of control," "corporate transaction" or term of similar meaning with respect to MWE or its applicable affiliates.

        The interests of MWE GP's executive officers include the rights to:

  •
  consistent with the treatment of all other outstanding Phantom Units held by employees of MWE and its subsidiaries pursuant to the terms of the applicable award agreements, accelerated vesting of Phantom Units into MWE Common Units that will receive the Common Merger Consideration (net of applicable withholding), with any fractional MPLX Common Units converted into cash in accordance with the Amended Merger Agreement;

  •
  in the case of MWE GP's executive officers (other than Mr. Semple), the right to receive the MPLX Equity Awards (as defined in the definitive proxy statement/prospectus);

  •
  in the case of Mr. Semple, in the event of certain terminations of employment following the Effective Time, the right to receive certain contractual severance payments and the continuation of medical and dental benefit coverage for a period of time;

  •
  continuation of certain employee benefits following the Effective Time pursuant to the Amended Merger Agreement, which is consistent with the treatment of employee benefits for other employees of MWE and its subsidiaries; and

  •
  the right to indemnification and liability insurance coverage that will survive the completion of the Merger.

Certain Assumptions

        Except as otherwise specifically noted, for purposes of quantifying the potential payments and benefits described in this section, the following assumptions were used:

  •
  the Effective Time is December 31, 2015, which is the assumed date of the consummation of the Merger solely for purposes of this transaction-related compensation disclosure;

  •
  the Common Merger Consideration to be received for each MWE Common Unit will be equal to $6.20 in cash, plus 1.09 MPLX Common Units;

  •
  the relevant price per unit of MPLX Common Units is $58.32, the average closing market price per unit as quoted on the NYSE over the first five business days following the first public announcement of the Merger;

  •
  Mr. Semple remained employed by MWE and its subsidiaries through the Effective Time and was thereafter terminated by MPLX or its applicable affiliate without "cause" or he resigned for "good reason" (as defined below) immediately following the Effective Time;

  •
  each of Ms. Buese and Messrs. Bromley, Mollenkopf, Nickerson and Floerke remained employed by MWE and its subsidiaries through the Effective Time and, following the Effective Time, each such executive officer thereafter incurred a "separation from service" (as defined in the definitive proxy statement/prospectus) which, for purposes of certain of the MPLX Equity Awards, also constituted a separation from service due to a Relocation Event (as defined in the definitive proxy statement/prospectus);

  •
  quantification of outstanding equity awards is calculated based on the outstanding equity awards held by each director or executive officer as of November 16, 2015 the latest practicable date before the filing of this supplement;

  •
  all unvested Phantom Units held by each executive officer as of November 16, 2015, remain unvested as of immediately prior to the Effective Time; and

  •
  the amounts set forth in the tables below regarding executive officer compensation are based on compensation levels as of November 16, 2015.

Treatment of Phantom Units

        The Amended Merger Agreement provides that each Phantom Unit that is outstanding immediately prior to the Effective Time will, contingent upon the consummation of the Merger and effective as of immediately prior to the Effective Time, automatically become fully vested and converted into an equivalent number of MWE Common Units, and such MWE Common Units will be canceled and converted into the right to receive the Common Merger Consideration, with any fractional MPLX Common Units converted into cash in accordance with the Amended Merger Agreement (net of applicable tax withholding). This treatment is applicable to all employees of MWE and its subsidiaries that hold outstanding Phantom Units immediately prior to the Effective Time.

        The table below, entitled "Payments to Executive Officers of MWE GP in Respect of Phantom Units", along with its footnotes, shows the number of outstanding Phantom Units held by MWE GP's executive officers as of November 16, 2015, and the dollar value of the consideration each of them can expect to receive for such awards as of promptly following the Effective Time, based on the assumptions described above under "—Certain Assumptions." MWE GP's non-employee directors do not currently hold any Phantom Units.

Payments to Executive Officers of MWE GP in Respect of Phantom Units

Name	No. of Phantom Units(1)	Resulting Consideration from Phantom Units ($)(2)
Frank M. Semple	133,340	9,302,972
C. Corwin Bromley	39,438	2,751,542
Nancy K. Buese	56,822	3,964,403
John C. Mollenkopf	76,219	5,317,708
Randy S. Nickerson	76,219	5,317,708
Greg S. Floerke	22,823	1,592,333

(1)
Depending on when the Effective Time actually occurs, certain Phantom Units shown in the table above may become vested in accordance with their terms without regard to the Merger. Additionally, the table above does not include any grants of Phantom Units that may occur following the filing of this supplement, although no such grants are expected to be made at this time, or reflect any net settlement attributable to applicable withholding.

(2)
Since the value of the Common Merger Consideration is not fixed, the value of the Phantom Units is based on the average closing market price of MPLX Common Units over the first five business days following the first public announcement of the Merger, or $58.32 per MPLX Common Unit. Accordingly, the values of actual consideration received by MWE GP's executive officers may be greater or less than those provided for above.

Quantification of Payments and Benefits

        In accordance with Item 402(t) of Regulation S-K, the first table below, entitled "Potential Change in Control Payments to MWE GP's Executive Officers", along with its footnotes, shows the compensation that could become payable to MWE GP's chief executive officer, chief financial officer, the three other most highly compensated executive officers, as determined for purposes of MWE's most recent annual proxy statement (collectively, the "named executive officers") and Mr. Floerke, who is an executive officer of MWE GP (but is not a "named executive officer") and that are based on or otherwise relate to the Merger. The amounts set forth in the table below in respect of the named executive officers are subject to a non-binding advisory vote of MWE Common Unitholders, as described under "Advisory Vote on Merger-Related Compensation Arrangements" in the definitive proxy statement/prospectus.

        The amounts in the tables are based on the assumptions described above under "—Certain Assumptions." Specifically, the tables assume that the consummation of the Merger occurs on December 31, 2015, and each executive officer incurs a qualifying termination of employment or "separation from service" on or promptly following such date, which, as described in more detail in the footnotes below, in the case of the Long-Term Incentive Awards and Retention Bonus Awards (each as defined in the definitive proxy statement/prospectus), applies only in the case of a "separation from service" following a Relocation Event or as may otherwise be provided in the applicable award agreement, as opposed to a qualifying termination or "separation from service" more generally, where these awards remain at risk of forfeiture. The amounts indicated below are estimates of the amounts that would be payable to MWE GP's executive officers and the estimates are based on multiple assumptions that may or may not actually occur, including assumptions described in this supplement. Some of the assumptions are based on estimates of information that is not currently available and, as a result, the actual amounts, if any, to be received by an executive officer of MWE GP may differ in material respects from the amounts set forth below. The amounts in the tables do not include any amounts that are payable without regard to, and with no nexus to, the Merger.

Potential Change in Control Payments to MWE GP's Executive Officers

Name	Cash ($)(1)	Equity ($)(2)	Perquisites/ Benefits ($)(3)	Total ($)
Frank M. Semple	5,544,500	9,302,972	29,064	14,876,536
C. Corwin Bromley	—	6,353,342	—	6,353,342
Nancy K. Buese	—	8,235,803	—	8,235,803
John C. Mollenkopf	—	10,349,868	—	10,349,868
Randy S. Nickerson	—	10,349,868	—	10,349,868
Greg S. Floerke	—	4,740,567	—	4,740,567

(1)
These amounts represent the lump-sum cash severance payment provided to Mr. Semple under the terms of his Executive Agreement, as described above, which generally is "double-trigger", as it will only be payable in the event of a termination of employment without "cause" or for "good reason" within 12 months following the Effective Time. Under the Retention Agreements (as defined in the definitive proxy statement/prospectus), Ms. Buese and Messrs. Bromley, Mollenkopf, Nickerson and Floerke are no longer entitled to receive such severance payments under his or her Executive Agreement (as defined in the definitive proxy statement/prospectus), and therefore no amounts are presented for such executive officers. The amount presented for Mr. Semple is equal to the sum of: (i) three times the sum of his (1) current base salary and (2) average short-term cash incentive award paid in respect of MWE's two preceding fiscal years and (ii) the pro rata value of his 2015 target short-term cash incentive award, which pro rata value is equal to 100% based on an assumed December 31, 2015 termination). This amount is based on the compensation and benefit levels in effect on November 16, 2015. If compensation and benefit levels are increased after November 16, 2015, the actual payment may be greater than that provided for above. For Ms. Buese and Messrs. Bromley, Mollenkopf, Nickerson and Floerke, the amounts in this column do not include payments in respect of any bonus amount in respect of 2015 bonuses that may be made following the Effective Time, as described in greater detail in the definitive proxy statement/prospectus in the section entitled "—Benefit Arrangements Following the Effective Time."

The amounts of the cash severance components described above are set forth in the following table:

Name	Salary Component ($)	Cash Incentive Component ($)	Pro rata Incentive Component ($)	Total ($)
Frank M. Semple	2,175,000	2,644,500	725,000	5,544,500
C. Corwin Bromley	—	—	—	—
Nancy K. Buese	—	—	—	—
John C. Mollenkopf	—	—	—	—
Randy S. Nickerson	—	—	—	—
Greg S. Floerke	—	—	—	—
(2)
As described above, the equity amounts consist of (i) consistent with all Phantom Units granted to employees of MWE and its subsidiaries, the accelerated vesting of Phantom Units, which is "single-trigger" in that it will occur immediately upon the Effective Time, whether or not employment is terminated, (ii) vesting of the Retention Award (as defined in the definitive proxy statement/prospectus), which is "double-trigger" in that it will vest upon any "separation from service" (within the meaning of Section 409A of the Code (as defined in the definitive proxy statement/prospectus)) (other than for cause in the case of Ms. Buese and Messrs. Bromley, Mollenkopf and Floerke) following the Effective Time, and (iii) accelerated vesting of the Long-Term Incentive and Retention Bonus Awards, which is "double-trigger" but does not apply to a qualifying termination or "separation from service" more generally, where these awards generally remain at risk of forfeiture, and instead acceleration only occurs upon a separation from service due to a Relocation Event or as may otherwise be provided in the applicable award agreement. Since the value of the Common Merger Consideration is not fixed, the value of the Phantom Units is based on the average closing market price of MPLX Common Units over the first five business days following the first public announcement of the Merger, or $58.32, per MPLX Common Unit. The values of the Retention Awards, Long-Term Incentive Awards and Retention Bonus Awards are based on the expected grant date fair value of the applicable awards, as specified in the executive officer's Retention Agreement. In addition, depending on when the Effective Time occurs, certain Phantom Units shown in the table may become vested in accordance with their terms without regard to the Merger. Accordingly, actual payments may be greater or less than those provided for above. As of the date of this supplement, any distributions that may be declared or made by MWE that would entitle any MWE GP executive officer to any DER Payments are currently expected to be paid in the ordinary course prior to the Effective Time. As a result, no DER Payments are expected to be accelerated as a result of the Merger and no value has been assigned to the outstanding DERs held by MWE GP executive officers for purposes of this table. The amounts in this column do not include payments in respect of any additional grants that may be made following the Effective Time, as described in greater detail in the definitive proxy statement/prospectus in the section entitled "—Benefit Arrangements Following the Effective Time", for which vesting may be accelerated upon a qualifying termination of employment, because the value of such grants, if any, is not known at the time of this supplement.

  The following table provides additional information regarding the Phantom Units, which vest upon the Effective Time, and the Retention Awards, which vest upon a separation from service (except for cause, in the case of Ms. Buese and Messrs. Mollenkopf, Bromley and Floerke), and shows the number of Phantom Units underlying the amounts reflected in this column, as well as the value associated with each of the Phantom Units and Retention Awards. Because the fair market value of an MPLX Common Unit or a share of MPC common stock as of the grant date is not known at this time, and therefore the number of MPLX Phantom Units and MPC Units to be granted is not known, the value of each Retention Award is based on the grant date fair value of such award, as specified in the applicable Retention Agreement. Up to 5% of the grant value of the Retention

  Awards may be paid in cash, rather than equity, to facilitate payment of employment tax obligations.

Name	No. of MWE Common Units Underlying Phantom Units	Estimated Consideration from Phantom Units($)(a)	Estimated Consideration from MPLX Phantom Units ($)	Estimated Consideration from MPC Units ($)
Frank M. Semple	133,340	9,302,972	—	—
C. Corwin Bromley	39,438	2,751,542	1,746,800	—
Nancy K. Buese	56,822	3,964,403	1,808,900	—
John C. Mollenkopf	76,219	5,317,708	1,992,160	—
Randy S. Nickerson	76,219	5,317,708	996,080	996,080
Greg S. Floerke	22,823	1,592,333	1,268,234	—

(a)
As noted above, the amounts in this column assume that the value of MPLX Common Units to be received in exchange for Phantom Units is equal to $58.32, the average closing market price of MPLX Common Units over the first five business days following the first public announcement of the Merger.

  The following table provides additional information regarding the Long-Term Incentive Awards and Retention Bonus Awards, which generally remain at risk of forfeiture, except that accelerated vesting occurs upon a separation from service due to a Relocation Event or as may otherwise be provided in the applicable award agreement, and shows the value associated with each of the Long-Term Incentive Awards and Retention Bonus Awards. Because the fair market value of an MPLX Common Unit or a share of MPC common stock as of the Grant Date is not known at this time, and therefore the number of MPLX Phantom Units, MPC Units, and shares of MPC Restricted Stock to be granted is not known, the values of the Long-Term Incentive Awards and Retention Bonus Awards are based on the grant date fair value of such awards, as specified in the applicable Retention Agreement.

Name	Consideration from MPLX Phantom Units ($)	Consideration from MPC Restricted Stock ($)	Consideration from MPC Units ($)
Frank M. Semple	—	—
C. Corwin Bromley	855,000	1,000,000
Nancy K. Buese	1,462,500	1,000,000
John C. Mollenkopf	2,040,000	1,000,000
Randy S. Nickerson	1,020,000	1,000,000	1,020,000
Greg S. Floerke	880,000	1,000,000
(3)
Represents the estimated value of 18 months of continued medical and dental benefit coverage. Under Mr. Semple's Executive Agreement, upon a termination of employment without "cause" or for "good reason" (as defined under his Executive Agreement), Mr. Semple is generally entitled to 18 months of continuation of medical and dental benefit coverage. This benefit is "double-trigger", as it will only be payable in the event of Mr. Semple's termination of employment without "cause" or for "good reason" following the Effective Time.

 UPDATE TO LITIGATION RELATING TO THE MERGER

        The information below supplements the description of the litigation relating to the Merger contained in the definitive proxy statement/prospectus in the section entitled "Proposal 1: The Merger—Litigation Relating to the Merger" up to and including the date of this supplement.

        On October 1, 2015, the Delaware plaintiffs filed a consolidated complaint against the individual members of the MWE GP Board, MPLX, MPLX GP, MPC and Merger Sub asserting in connection with the Merger and related disclosures that, among other things, (i) the MWE GP Board breached its duties in approving the Merger and (ii) MPC, MPLX, MPLX GP, and Merger Sub aided and abetted such breaches. The complaint seeks, among other relief, to enjoin the Merger, or in the event the Merger is consummated, rescission of the Merger or monetary damages. On November 6, 2015, all defendants filed motions to dismiss the complaint for failure to state a claim. On November 9, 2015, the individual members of the MWE GP Board filed a motion to stay discovery until the motions to dismiss are resolved, and MPLX, MPLX GP, MPC and Merger Sub filed a joinder to that motion on November 10, 2015.

 AMENDMENT NO. 1 TO THE MERGER AGREEMENT

        The following summary describes the material provisions of Amendment No. 1, a copy of which is attached as Annex S-A to this supplement and incorporated by reference herein. The description in this section and elsewhere in this supplement is qualified in its entirety by reference to Amendment No. 1. This summary does not purport to be complete and may not contain all of the information about Amendment No. 1 that is important to you. MWE encourages you to read carefully the Amendments and the Original Merger Agreement in their entirety before making any decisions regarding the Merger as they are the legal documents governing the Merger.

        Amendment No. 1 and this summary of its terms have been included to provide you with information regarding the terms of Amendment No. 1 and the Amended Merger Agreement.

  Amended Merger Consideration

        Amendment No. 1 increased the total amount of cash that would have been contributed by MPC to MPLX and distributed to MWE Common Unitholders if the Merger is completed from $675 million to $1,075 million; however, Amendment No. 1 has been effectively superseded by Amendment No. 2, which further increased and modified the Cash Consideration.

 AMENDMENT NO. 2 TO THE MERGER AGREEMENT

        The following summary describes the material provisions of Amendment No. 2, a copy of which is attached as Annex S-B to this supplement and incorporated by reference herein. The description in this section and elsewhere in this supplement is qualified in its entirety by reference to Amendment No. 2. This summary does not purport to be complete and may not contain all of the information about Amendment No. 2 that is important to you. MWE encourages you to read carefully the Amendments and the Original Merger Agreement in their entirety before making any decisions regarding the Merger as they are the legal documents governing the Merger.

        Amendment No. 2 and this summary of its terms have been included to provide you with information regarding the terms of Amendment No. 2 and the Amended Merger Agreement.

  Amended Merger Consideration

        Amendment No. 2 increased the cash portion of the Common Merger Consideration to $6.20 in cash per MWE Common Unit. As a result, at the Effective Time, each outstanding MWE Common Unit will be converted into the right to receive 1.09 MPLX Common Units and $6.20 in cash. MPC will contribute approximately $1,280 million in cash, representing all the cash necessary to pay the aggregate Cash Consideration, to MPLX, with respect to MPC's existing equity interests in MPLX (including incentive distribution rights) and not in consideration of new units or other equity interest in MPLX.

 THE VOTING AGREEMENTS

        In connection with Amendment No. 2, Kayne Anderson, which, as of October 5, 2015, the record date for the MWE special meeting, had voting power over approximately 11,137,719 outstanding MWE Common Units, and Tortoise, which, as of October 5, 2015, had voting power over approximately 11,499,731 outstanding MWE Common Units, each entered into a voting agreement with MPLX, MPLX GP and Merger Sub. The following description of the voting agreements describes the material provisions of the Kayne Voting Agreement and the Tortoise Voting Agreement but does not purport to describe all of the terms of such voting agreements. The full text of the Kayne Voting Agreement is attached to this supplement as Annex S-C and incorporated by reference into this supplement. The full text of the Tortoise Voting Agreement is attached to this supplement as Annex S-D and incorporated by reference into this supplement. You are urged to read the Kayne Voting Agreement and the Tortoise Voting Agreement in their entirety because they are legal documents that relate to the rights among Kayne Anderson or Tortoise, as applicable, and MPLX, MPLX GP and Merger Sub and may affect whether the vote required to approve the Amended Merger Agreement will be obtained.

Voting Matters

        Each of Kayne Anderson and Tortoise have agreed to vote (or cause to be voted or deliver a written consent with respect to) all of their MWE Common Units subject to their respective voting agreements for the proposal to approve the Amended Merger Agreement, the Merger and the transactions contemplated by the Amended Merger Agreement at any annual or special meeting or any adjournment thereof or in any other circumstance upon which a vote or other approval with respect to the proposal to approve the Amended Merger Agreement is sought or required.

        In addition, Kayne Anderson and Tortoise have each agreed to vote (or cause to be voted), at any MWE unitholders meeting or any adjournment thereof or in any other circumstance in which their vote is sought or required, all of their MWE Common Units subject to their respective voting agreements against:

  •
  any alternative proposal;

  •
  any action, agreement or transaction that would, or would reasonably be expected to, prevent, delay, or otherwise impair consummation of the Merger; and

  •
  any action or agreement that would result in a breach in any respect of any obligation of MWE under the Amended Merger Agreement.

Termination

        Each of the Kayne Voting Agreement and the Tortoise Voting Agreement will terminate on the earliest of: (i) the entry without the prior written consent of Kayne Anderson or Tortoise, as applicable, into any amendment or modification to the Amended Merger Agreement or any waiver of any of MWE's rights under the Amended Merger Agreement, in each case, that results in a decrease in the Exchange Ratio or Cash Consideration; (ii) the mutual written agreement of Kayne Anderson or Tortoise, as applicable, and MPLX; (iii) in the event the Merger is consummated, the Effective Time of the Merger; or (iv) the date on which the Amended Merger Agreement is terminated pursuant to its terms. Certain general provisions will survive the termination and no party will be relieved for any breach of the Kayne Voting Agreement or the Tortoise Voting Agreement, as applicable.

UPDATE TO COMPARATIVE UNIT PRICES AND DISTRIBUTIONS

        MPLX Common Units are currently listed on the NYSE under the ticker symbol "MPLX." MWE Common Units are currently listed on the NYSE under the ticker symbol "MWE." The table below sets forth, for the calendar quarters indicated, the high and low sale prices per MPLX Common Unit and MWE Common Unit on the NYSE.

	MPLX Common Units		MWE Common Units
	High	Low	High	Low
2015
Fourth Quarter (through November 16, 2015)	45.63	32.08	49.67	37.28
Third Quarter	71.73	35.55	70.81	41.62
Second Quarter	80.00	70.23	69.50	56.20
First Quarter	85.57	65.29	69.16	54.04
2014
Fourth Quarter	73.76	46.08	77.31	58.67
Third Quarter	68.05	55.00	80.79	67.70
Second Quarter	66.49	48.14	71.88	58.62
First Quarter	50.75	40.01	73.42	61.60
2013
Fourth Quarter	44.97	35.72	75.79	62.56
Third Quarter	38.54	34.51	72.35	65.27
Second Quarter	39.69	34.40	71.20	56.90
First Quarter	38.61	31.48	61.97	51.77

        The following table shows the amount of cash distributions declared on MPLX Common Units and MWE Common Units, respectively, for the periods indicated.

Relates to	MPLX Cash Distributions	MWE Cash Distributions
2015
Third Quarter	0.4700	0.9300
Second Quarter	0.4400	0.9200
First Quarter	0.4100	0.9100
2014
Fourth Quarter	0.3825	0.9000
Third Quarter	0.3575	0.8900
Second Quarter	0.3425	0.8800
First Quarter	0.3275	0.8700
2013
Fourth Quarter	0.3125	0.8600
Third Quarter	0.2975	0.8500
Second Quarter	0.2850	0.8400
First Quarter	0.2725	0.8300

        The following table presents per unit closing prices for MPLX Common Units and MWE Common Units on July 10, 2015, the last trading day before the public announcement of the Original Merger Agreement, and on November 16, 2015, the last practicable trading day before the date of this supplement. This table also presents the equivalent market value of the Common Merger Consideration, including the Cash Consideration, per MWE Common Unit on such dates.

	MPLX Common Units	MWE Common Units	Equivalent Market Value per MWE Common Unit
November 16, 2015	$41.78	$45.41	$51.74
July 10, 2015	$69.05	$59.75	$78.64

        Although the Exchange Ratio and the amount of the Cash Consideration are fixed, the market prices of MPLX Common Units and MWE Common Units will fluctuate prior to the consummation of the Merger and the market value of the Common Merger Consideration ultimately received by holders of MWE Common Units will depend on the closing price of MPLX Common Units on the day the Merger is consummated. Thus, holders of MWE Common Units will not know the exact market value of the Common Merger Consideration they will receive until the closing of the Merger.

 WHERE YOU CAN FIND MORE INFORMATION

        MPLX has filed with the SEC a registration statement under the Securities Act of 1933, of which the definitive proxy statement/prospectus formed a part, which registers the MPLX Common Units to be issued to MWE unitholders in connection with the Merger. The registration statement, including the exhibits and schedules attached to the registration statement, contains additional relevant information about MPLX and MPLX Common Units, as well as MWE. The rules and regulations of the SEC allow MPLX and MWE to omit certain information that is included in the registration statement from the definitive proxy statement/prospectus and this supplement.

        The SEC allows MPLX and MWE to "incorporate by reference" into this supplement the information in documents MPLX or MWE has filed with it, which means that MPLX and MWE can disclose important information to you by referring you to those documents. The information MPLX and MWE incorporates by reference is considered to be a part of this supplement, and information that MPLX or MWE files later with the SEC will automatically update and supersede this information. Any statement contained in any document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this supplement to the extent that a statement contained in or omitted from this supplement, or in any other subsequently filed document that also is or is deemed to be incorporated by reference herein, modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this supplement.

        This supplement incorporates by reference the documents set forth below that MPLX and MWE have previously filed with the SEC.

MPLX's Filings (SEC File No. 001-35714)

  •
  Annual Report on Form 10-K for the year ended December 31, 2014;

  •
  Quarterly Reports on Form 10-Q for the quarters ended March 31, 2015, June 30, 2015 and September 30, 2015;

  •
  Current Reports on Form 8-K filed on February 12, 2015, March 9, 2015, May 18, 2015, June 17, 2015, July 13, 2015, July 20, 2015, September 23, 2015, November 2, 2015, November 12, 2015 and November 17, 2015; and

  •
  the description of the common units representing limited partner interests in MPLX as set forth in MPLX's Registration Statement on Form 8-A (Registration No. 001-35714), filed with the SEC on October 23, 2012 under the Exchange Act, and all amendments or reports filed with the SEC for the purpose of updating such description.

MWE's Filings (SEC File No. 001-31239)

  •
  Annual Report on Form 10-K for the year ended December 31, 2014;

  •
  Quarterly Reports on Form 10-Q for the quarters ended March 31, 2015, June 30, 2015 and September 30, 2015;

  •
  Current Reports on Form 8-K filed on January 23, 2015, February 3, 2015, March 3, 2015, May 5, 2015, May 19, 2015, May 28, 2015 (Item 1.01, Item 2.03 and Item 9.01), June 2, 2015, June 8, 2015, July 13, 2015, July 20, 2015, August 5, 2015 (Item 8.01 and Item 9.01), August 25, 2015, October 30, 2015, November 4, 2015 (Items 8.01 and 9.01), November 10, 2015, November 12, 2015 and November 17, 2015;

  •
  Definitive Proxy Statement dated October 30, 2015 with respect to the special meeting; and

  •
  the description of the common units representing limited partner interests in MWE as set forth in MWE's Registration Statement on Form 8-A (Registration No. 001-31239), filed with the SEC on April 24, 2007 under the Exchange Act, and all amendments or reports filed with the SEC for the purpose of updating such description.

        MPLX and MWE also incorporate by reference any future filings that MPLX or MWE will make with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act (excluding information deemed to be furnished and not filed with the SEC) until the termination of this offering. MPLX and MWE do not and will not, however, incorporate by reference in this supplement any documents or portions thereof that are not deemed "filed" with the SEC, including any information furnished pursuant to Item 2.02 or Item 7.01 of MPLX's or MWE's Current Reports on Form 8-K unless, and except to the extent, specified in such current reports.

        You may have previously received some of the documents incorporated by reference into this supplement, but you can obtain any of them through MPLX or MWE, as applicable, or the SEC or the SEC's website as described below. A copy of this supplement and any of the documents incorporated by reference into this supplement are available from the appropriate company without charge, excluding all exhibits, except that if the companies have specifically incorporated by reference an exhibit in this supplement, the exhibit will also be provided without charge. Unitholders may obtain documents incorporated by reference into this supplement by requesting them in writing or by telephone from the appropriate company at the following addresses:

MPLX LP	MarkWest Energy Partners, L.P.
200 E. Hardin Street	1515 Arapahoe Street, Tower 1, Suite 1600
Findlay, Ohio 45840	Denver, Colorado 80202-2137
Attention: Investor Relations	Attention: Investor Relations
Telephone: (419) 672-6500	Telephone: (303) 925-9200

        MPLX and MWE also make available free of charge on their internet websites at www.MPLX.com and www.markwest.com, respectively, the reports and other information filed by MPLX and MWE with the SEC, as soon as reasonably practicable after such material is electronically filed or furnished to the SEC. Neither MPLX's nor MWE's websites, nor the information contained on their websites, is part of this supplement or the documents incorporated by reference.

        The SEC maintains an Internet website that contains reports, proxy and information statements and other material that are filed through the SEC's Electronic Data Gathering, Analysis and Retrieval (EDGAR) System. This system can be accessed at www.sec.gov. You can find information that MPLX and MWE file with the SEC by reference to their names or to their SEC file numbers. You also may read and copy any document MPLX or MWE files with the SEC at the SEC's public reference room located at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information about the public reference room and its copy charges.

        The information concerning MPLX contained in this supplement or incorporated by reference has been provided by MPLX, and the information concerning MWE contained in this supplement or incorporated by reference has been provided by MWE.

        In order to receive timely delivery of requested documents in advance of the MWE special meeting, your request should be received no later than November 22, 2015. If you request any documents, MPLX or MWE will mail them to you by first class mail, or another equally prompt means, within one business day after receipt of your request.

        Neither MPLX nor MWE has authorized anyone to give any information or make any representation about the Merger, MPLX or MWE that is different from, or in addition to, the information contained in this supplement or the definitive proxy statement/prospectus or in any of the materials that have been incorporated herein or therein by reference. Therefore, if any one distributes this type of information, you should not rely on it. The information contained in this supplement speaks only as of its date, or in the case of information in a document incorporated by reference, as of the date of such document, unless the information specifically indicates that another date applies.

ANNEX S-A

AMENDMENT TO AGREEMENT AND PLAN OF MERGER

        THIS AMENDMENT TO AGREEMENT AND PLAN OF MERGER, dated as of November 10, 2015 (this "Amendment"), is made by and among MarkWest Energy Partners, L.P., a Delaware limited partnership (the "Partnership"), MPLX LP, a Delaware limited partnership ("Parent"), MPLX GP LLC, a Delaware limited liability company and the general partner of Parent ("Parent GP"), solely for purposes of Section 5.15 of the Merger Agreement (defined below), Marathon Petroleum Corporation, a Delaware corporation and the ultimate parent of Parent GP ("MPC"), and Sapphire Holdco LLC, a Delaware limited liability company and a wholly owned Subsidiary of Parent ("Merger Sub" and, with MPC, Parent and Parent GP, the "Parent Entities").

RECITALS

        1.     The Parent Entities and the Partnership are parties to that certain Agreement and Plan of Merger, dated as of July 11, 2015 (the "Merger Agreement").

        2.     Pursuant to Section 8.2 of the Merger Agreement, the Parent Entities and the Partnership desire to amend the Merger Agreement as set forth herein.

        3.     All capitalized terms used, but not defined, in this Amendment shall have the meanings ascribed thereto in the Merger Agreement.

        4.     In consideration of the foregoing, the representations, warranties, covenants and agreements set forth in this Amendment and the Merger Agreement, and other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

        SECTION 1.    Amendments To The Merger Agreement.    The parties hereby agree to amend the Merger Agreement as follows:

        (a)   Section 2.1(a) of the Merger Agreement is hereby amended by deleting the reference to $675,000,000 in the first and last sentences of Section 2.1(a) and replacing it with $1,075,000,000.

        SECTION 2.    Effectiveness of Amendment.    Upon the execution and delivery of this Amendment, the Merger Agreement will thereupon be deemed to be amended as hereinabove set forth as fully and with the same effect as if the amendments made hereby were originally set forth in the Merger Agreement, and this Amendment and the Merger Agreement will henceforth respectively be read, taken and construed as one and the same instrument.

        SECTION 3.    Reaffirmation by the Parent Entities.    Parent hereby makes and reaffirms the representations and warranties contained in Section 4.2(e) and Section 4.17 of the Merger Agreement, and MPC hereby reaffirms the covenants set forth in Section 5.15(b) of the Merger Agreement, after giving effect to the amendments effected pursuant to Section 1 hereof.

        SECTION 4.    Partnership Authority Relative to Amendment.    The Partnership has all requisite power and authority to execute and deliver this Amendment and to consummate the transactions contemplated hereby, subject to obtaining the Partnership Unitholder Approval. The execution, delivery and performance by the Partnership of this Amendment, and the transactions contemplated hereby, have been duly authorized and approved by the General Partner, which, at a meeting duly called and held, has (i) approved and declared advisable this Amendment and the transactions contemplated hereby and (ii) resolved to submit the Merger Agreement, as amended by this Amendment, to a vote of the Limited Partners of the Partnership and to recommend approval of the Merger Agreement, as amended by this Amendment, by the Limited Partners of the Partnership, and except for obtaining the Partnership Unitholder Approval for the approval of the Merger Agreement, as amended by this

S-A-1

Amendment, and consummation of the transactions contemplated hereby, no other partnership action on the part of the Partnership is necessary to authorize the execution, delivery and performance by the Partnership of this Amendment and the consummation of the transactions contemplated hereby. This Amendment has been duly executed and delivered by the Partnership and, assuming due authorization, execution and delivery, of this Amendment by the other parties hereto, constitutes a legal, valid and binding obligation of the Partnership, enforceable against it in accordance with its terms.

        SECTION 5.    Parent Entities Authority Relative to Amendment.    Each of the Parent Entities has all requisite power and authority to execute and deliver this Amendment and to consummate the transactions contemplated hereby. The execution, delivery and performance by the Parent Entities of this Amendment, and the consummation of the transactions contemplated hereby, have been duly authorized and approved by Merger Sub and Parent, as its sole member, by Parent GP, for itself and on behalf of Parent, and by MPC and no other entity action on the part of the Parent Entities is necessary to authorize the execution, delivery and performance by the Parent Entities of this Amendment and the consummation of the transactions contemplated hereby. This Amendment has been duly executed and delivered by the Parent Entities and, assuming due authorization, execution and delivery of this Amendment by the Partnership, constitutes a legal, valid and binding obligation of each of the Parent Entities, enforceable against each of them in accordance with its terms.

        SECTION 6.    References to the Merger Agreement.    After giving effect to this Amendment, each reference in the Merger Agreement to "this Agreement", "hereof", "hereunder", "herein" or words of like import referring to the Merger Agreement shall refer to the Merger Agreement as amended by this Amendment, and all references in the Parent Disclosure Letter and the Partnership Disclosure Letter to "the Agreement" shall refer to the Merger Agreement as amended by this Amendment.

        SECTION 7.    Construction.    Except as expressly provided in this Amendment, all references in the Merger Agreement, the Parent Disclosure Letter and the Partnership Disclosure Letter to "the date hereof" and "the date of this Agreement" or words of like import shall refer to July 11, 2015.

        SECTION 8.    General Provisions.

        (a)    Miscellaneous.    Sections 8.1 through 8.10 and Section 8.12 of the Merger Agreement are incorporated by reference into this Amendment and will apply to the Parent Entities and the Partnership mutatis mutandis.

        (b)    Agreement in Effect.    Except as specifically provided for in this Amendment, the Merger Agreement will remain unmodified and in full force and effect.

[Signature Pages Follow]

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        IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the date first above written.

PARENT:
MPLX LP
By:	MPLX GP LLC, its general partner
By:	/s/ G.R. HEMINGER
	Name:	G.R. Heminger
	Title:	Chairman and Chief Executive Officer
PARENT GP:
MPLX GP LLC
By:	/s/ G.R. HEMINGER
	Name:	G.R. Heminger
	Title:	Chairman and Chief Executive Officer
MERGER SUB:
SAPPHIRE HOLDCO LLC
By:	/s/ P.K.M. BEALL
	Name:	P.K.M. Beall
	Title:	President
MPC:
MARATHON PETROLEUM CORPORATION
By:	/s/ G.R. HEMINGER
	Name:	G.R. Heminger
	Title:	President and Chief Executive Officer
PARTNERSHIP:
MARKWEST ENERGY PARTNERS, L.P.,
By:	MARKWEST ENERGY GP, L.L.C., its general partner
By:	/s/ FRANK M. SEMPLE
	Name:	Frank M. Semple
	Title:	Chairman, President and Chief Executive Officer

[Signature Page to Amendment to Merger Agreement]

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ANNEX S-B

AMENDMENT NUMBER 2 TO AGREEMENT AND PLAN OF MERGER

        THIS AMENDMENT NUMBER 2 TO AGREEMENT AND PLAN OF MERGER, dated as of November 16, 2015 (this "Amendment"), is made by and among MarkWest Energy Partners, L.P., a Delaware limited partnership (the "Partnership"), MPLX LP, a Delaware limited partnership ("Parent"), MPLX GP LLC, a Delaware limited liability company and the general partner of Parent ("Parent GP"), solely for purposes of Section 5.15 of the Merger Agreement (defined below), Marathon Petroleum Corporation, a Delaware corporation and the ultimate parent of Parent GP ("MPC"), and Sapphire Holdco LLC, a Delaware limited liability company and a wholly owned Subsidiary of Parent ("Merger Sub" and, with MPC, Parent and Parent GP, the "Parent Entities").

RECITALS

        1.     The Parent Entities and the Partnership are parties to that certain Agreement and Plan of Merger, dated as of July 11, 2015 (as amended, the "Merger Agreement").

        2.     The Parent Entities and the Partnership are parties to that certain Amendment to Agreement and Plan of Merger, dated as of November 10, 2015.

        3.     Pursuant to Section 8.2 of the Merger Agreement, the Parent Entities and the Partnership desire to further amend the Merger Agreement as set forth herein.

        4.     Item 3 of Section 5.2(a)(i) of the Partnership Disclosure Schedule permitted the Partnership to issue equity and incur indebtedness subject to a 4.5x leverage ratio; provided that such equity issuance was not to exceed $1.0 billion in the aggregate.

        5.     All capitalized terms used, but not defined, in this Amendment shall have the meanings ascribed thereto in the Merger Agreement.

        6.     In consideration of the foregoing, the representations, warranties, covenants and agreements set forth in this Amendment and the Merger Agreement, and other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

        SECTION 1.    Amendments To The Merger Agreement.    The parties hereby agree to amend the Merger Agreement and the Partnership Disclosure Letter as follows:

        (a)   Section 2.1(a) of the Merger Agreement is hereby amended and restated in its entirety to read as follows:

  "Subject to Section 2.1(d), Section 2.2(h) and Section 2.3, (i) each Common Unit (including all Canceled Awards) issued and outstanding as of immediately prior to the Effective Time will be converted into the right to receive 1.09 (the "Common Unit Equity Consideration" and such ratio the "Exchange Ratio") Parent Units and cash in an amount of $6.20 per Common Unit (including all Canceled Awards) (the "Cash Consideration", and together with the Common Unit Equity Consideration, the "Common Merger Consideration"), (ii) each Class A Unit issued and outstanding as of immediately prior to the Effective Time will be converted into the right to receive (x) 1.09 Parent Class A Units plus (y) the number of Parent Class A Units equal to a fraction, the numerator of which is the Fully Diluted Cash Consideration and the denominator of which is the closing trading price of Parent Units on the trading day immediately preceding the Closing Date (the "Class A Consideration" and such ratio the "Class A Exchange Ratio") and (iii) each Class B Unit issued and outstanding as of immediately prior to the Effective Time will be converted into the right to receive 1 Parent Class B Unit (the "Class B Consideration" and such ratio, the "Class B Exchange Ratio"). As used in this Agreement, "Fully Diluted Cash Consideration" means a

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  fraction, the numerator of which is the aggregate dollar amount obtained by multiplying the Cash Consideration by the sum of (x) the number of Common Units (including all Canceled Awards) plus (y) the number of Class B Units, in each case outstanding immediately prior to the Effective Time, and the denominator of which is the number of Common Units (including all Canceled Awards) plus the number of Class A Units plus the number of Class B Units, in each case outstanding immediately prior to the Effective Time."

        (b)   Item 3 of Section 5.2(a)(i) of the Partnership Disclosure Schedule is hereby amended by adding the following proviso at the end thereof:

  "; provided further that, notwithstanding the foregoing, the Partnership shall not issue equity pursuant to this Item 3 of this Section 5.2(a)(i) from and after November 13, 2015 without the prior consent of Parent (which consent will not be unreasonably withheld, delayed or conditioned)."

        SECTION 2.    Effectiveness of Amendment.    Upon the execution and delivery of this Amendment, the Merger Agreement will thereupon be deemed to be amended as hereinabove set forth as fully and with the same effect as if the amendments made hereby were originally set forth in the Merger Agreement, and this Amendment and the Merger Agreement will henceforth respectively be read, taken and construed as one and the same instrument.

        SECTION 3.    Reaffirmation by the Parent Entities.    Parent hereby makes and reaffirms the representations and warranties contained in Section 4.2(e) and Section 4.17 of the Merger Agreement, and MPC hereby reaffirms the covenants set forth in Section 5.15(b) of the Merger Agreement, after giving effect to the amendments effected pursuant to Section 1 hereof.

        SECTION 4.    Partnership Authority Relative to Amendment.    The Partnership has all requisite power and authority to execute and deliver this Amendment and to consummate the transactions contemplated hereby, subject to obtaining the Partnership Unitholder Approval. The execution, delivery and performance by the Partnership of this Amendment, and the transactions contemplated hereby, have been duly authorized and approved by the General Partner, which, at a meeting duly called and held, has (i) approved and declared advisable this Amendment and the transactions contemplated hereby and (ii) resolved to submit the Merger Agreement, as amended by this Amendment, to a vote of the Limited Partners of the Partnership and to recommend approval of the Merger Agreement, as amended by this Amendment, by the Limited Partners of the Partnership, and except for obtaining the Partnership Unitholder Approval for the approval of the Merger Agreement, as amended by this Amendment, and consummation of the transactions contemplated hereby, no other partnership action on the part of the Partnership is necessary to authorize the execution, delivery and performance by the Partnership of this Amendment and the consummation of the transactions contemplated hereby. This Amendment has been duly executed and delivered by the Partnership and, assuming due authorization, execution and delivery, of this Amendment by the other parties hereto, constitutes a legal, valid and binding obligation of the Partnership, enforceable against it in accordance with its terms.

        SECTION 5.    Parent Entities Authority Relative to Amendment.    Each of the Parent Entities has all requisite power and authority to execute and deliver this Amendment and to consummate the transactions contemplated hereby. The execution, delivery and performance by the Parent Entities of this Amendment, and the consummation of the transactions contemplated hereby, have been duly authorized and approved by Merger Sub and Parent, as its sole member, by Parent GP, for itself and on behalf of Parent, and by MPC and no other entity action on the part of the Parent Entities is necessary to authorize the execution, delivery and performance by the Parent Entities of this Amendment and the consummation of the transactions contemplated hereby. This Amendment has been duly executed and delivered by the Parent Entities and, assuming due authorization, execution and delivery of this Amendment by the Partnership, constitutes a legal, valid and binding obligation of each of the Parent Entities, enforceable against each of them in accordance with its terms.

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        SECTION 6.    References to the Merger Agreement.    After giving effect to this Amendment, each reference in the Merger Agreement to "this Agreement", "hereof", "hereunder", "herein" or words of like import referring to the Merger Agreement shall refer to the Merger Agreement as amended by this Amendment, and all references in the Parent Disclosure Letter and the Partnership Disclosure Letter to "the Agreement" shall refer to the Merger Agreement as amended by this Amendment.

        SECTION 7.    Construction.    Except as expressly provided in this Amendment, all references in the Merger Agreement, the Parent Disclosure Letter and the Partnership Disclosure Letter to "the date hereof" and "the date of this Agreement" or words of like import shall refer to July 11, 2015.

        SECTION 8.    General Provisions.

        (a)    Miscellaneous.    Sections 8.1 through 8.10 and Section 8.12 of the Merger Agreement are incorporated by reference into this Amendment and will apply to the Parent Entities and the Partnership mutatis mutandis.

        (b)    Agreement in Effect.    Except as specifically provided for in this Amendment, the Merger Agreement will remain unmodified and in full force and effect.

[Signature Pages Follow]

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        IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the date first above written.

PARENT:
MPLX LP
By:	MPLX GP LLC, its general partner
By:	/s/ G.R. HEMINGER
	Name:	G.R. Heminger
	Title:	Chairman and Chief Executive Officer
PARENT GP:
MPLX GP LLC
By:	/s/ G.R. HEMINGER
	Name:	G.R. Heminger
	Title:	Chairman and Chief Executive Officer
MERGER SUB:
SAPPHIRE HOLDCO LLC
By:	/s/ P.K.M. BEALL
	Name:	P.K.M. Beall
	Title:	President
MPC:
MARATHON PETROLEUM CORPORATION
By:	/s/ G.R. HEMINGER
	Name:	G.R. Heminger
	Title:	President and Chief Executive Officer
PARTNERSHIP:
MARKWEST ENERGY PARTNERS, L.P.,
By:	MARKWEST ENERGY GP, L.L.C., its general partner
By:	/s/ FRANK M. SEMPLE
	Name:	Frank M. Semple
	Title:	Chairman, President and Chief Executive Officer

[Signature Page to Amendment Number 2 to Merger Agreement]

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ANNEX S-C

VOTING AGREEMENT

        This VOTING AGREEMENT (this "Agreement"), dated as of November 16, 2015, is entered into by and among MPLX LP, a Delaware limited partnership ("Parent"), MPLX GP LLC, a Delaware limited liability company and the general partner of Parent ("Parent GP"), and Sapphire Holdco LLC, a Delaware limited liability company and a wholly owned subsidiary of Parent ("Merger Sub" and, with Parent and Parent GP, the "Parent Entities"), and each of the Persons set forth on Schedule A hereto (each, a "Unitholder"), as investment adviser, manager or general partner on behalf of various record and beneficial owners. All terms used but not otherwise defined in this Agreement shall have the respective meanings ascribed to such terms in the Merger Agreement (as defined below).

        WHEREAS, as of the date hereof, each Unitholder is the discretionary investment adviser, manager or general partner with respect to various record and beneficial owners (as defined in Rule 13d-3 under the Exchange Act) that own the aggregate number of Common Units set forth opposite such Unitholder's name on Schedule A (all such units set forth on Schedule A next to the Unitholder's name specify those units held as of October 5, 2015 (and not sold before the date of this Agreement), which is the record date for holders of Common Units entitled to vote on the transactions contemplated by the Merger Agreement and is referred to as the "Record Date") (all such units being referred to herein as the "Subject Units"); and

        WHEREAS, the Parent Entities, Marathon Petroleum Corporation, a Delaware corporation and the ultimate parent of Parent GP ("MPC"), and MarkWest Energy Partners, L.P., a Delaware limited partnership (the "Partnership"), have entered into an Agreement and Plan of Merger, dated July 11, 2015, as amended on November 10, 2015 (as it may be further amended pursuant to the terms thereof, including pursuant to the Amendment (as defined below), the "Merger Agreement"), which provides, among other things, for the merger of Merger Sub with and into the Partnership, upon the terms and subject to the conditions set forth therein (the "Merger") in accordance with the DRULPA, whereby each issued and outstanding Common Unit will be converted into the right to receive the consideration set forth in the Merger Agreement;

        WHEREAS, concurrently with the execution and delivery hereof, the Parent Entities, MPC and the Partnership are entering into Amendment No. 2 to the Agreement and Plan of Merger (the "Amendment"), providing for an Exchange Ratio of 1.09 Parent Units and cash in an amount of $6.20 per Common Unit (the "Specified Consideration");

        NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

ARTICLE I
AGREEMENT TO VOTE

        1.1    Agreement to Vote.    Subject to the terms of this Agreement, and so long as the Unitholders remain entitled to receive not less than the Specified Consideration, each Unitholder hereby irrevocably and unconditionally agrees that, until the Termination Date with respect to such Unitholder, at any annual or special meeting of the unitholders of the Partnership, however called, including any adjournment or postponement thereof, and in connection with any action proposed to be taken by written consent of the unitholders of the Partnership, such Unitholder shall, in each case to the fullest extent that such Unitholder's Subject Units are entitled to vote thereon, and unless otherwise directed in writing by Parent: (a) appear at each such meeting or otherwise cause all such Subject Units to be counted as present thereat for purposes of determining a quorum; and (b) vote (or cause to be voted),

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or deliver (or cause to be delivered) a written consent with respect to, all of its Subject Units (i) in favor of the (A) approval of the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement, and, (B) without limitation of the preceding clause (A), approval of any proposal to adjourn or postpone the Partnership Unitholders Meeting to a later date if there are not sufficient votes for approval and adoption of the Merger Agreement on the date on which the Partnership Unitholders Meeting is held; and (ii) against any Alternative Proposal and against any other action, agreement or transaction involving the Partnership that is intended, or would reasonably be expected, to prevent, impede, interfere with, delay, postpone, discourage or otherwise impair the consummation of the Merger or the other transactions contemplated by the Merger Agreement; and (iii) against any other action or agreement that would result in a breach of any obligation of the Partnership in the Merger Agreement. Each Unitholder shall retain at all times the right to vote the Subject Units in such Unitholder's sole discretion, and without any other limitation, on any matters other than those set forth in this Section 1.1 that are at any time or from time to time presented for consideration to the Partnership's unitholders generally.

ARTICLE II REPRESENTATIONS AND WARRANTIES OF THE UNITHOLDERS

        Each Unitholder represents and warrants, on its own account with respect to the Subject Units, to the Parent Entities as to such Unitholder on a several basis, that:

        2.1    Authorization; Binding Agreement.    Such Unitholder is duly organized and validly existing in good standing under the Laws of the jurisdiction in which it is incorporated or constituted and the consummation of the transactions contemplated hereby are within such Unitholder's entity powers and have been duly authorized by all necessary entity actions on the part of such Unitholder, and such Unitholder has full power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by such Unitholder and constitutes a valid and binding obligation of such Unitholder enforceable against such Unitholder in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar Laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law).

        2.2    Non-Contravention.    Neither the execution and delivery of this Agreement by such Unitholder nor the consummation by such Unitholder of the transactions contemplated hereby, nor compliance by such Unitholder with any of the terms or provisions of this Agreement, will (i) conflict with or violate any provision of the certificate of incorporation or bylaws (or other similar governing documents), (ii) (x) violate any Law, judgment, writ or injunction of any Governmental Authority applicable to such Unitholder or any of their respective properties or assets, or (y) violate, conflict with, result in the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, or result in the creation of any Lien upon any of the respective properties or assets of, such Unitholder under, any of the terms, conditions or provisions of any loan or credit agreement, debenture, note, bond, mortgage, indenture, deed of trust, license, lease, contract or other agreement, instrument or obligation, to which such Unitholder is a party, or by which they or any of their respective properties or assets may be bound or affected or (iii) result in the exercisability of any right to purchase or acquire any asset of such Unitholder, except, in the case of clauses (ii)(x), (ii)(y) and (iii), for such violations, conflicts, losses, defaults, terminations, cancellations, accelerations, Liens, purchases or acquisitions as, individually or in the aggregate, would not prevent or materially impair the consummation of the transactions contemplated hereby.

        2.3    Ownership of Subject Units; Total Units.    Such Unitholder is the discretionary investment adviser, manager or general partner with respect to various record and beneficial owners (as defined in Rule 13d-3 under the Exchange Act) of all such Unitholder's Subject Units. The respective owners of

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the Subject Units for which the Unitholder is the investment adviser, manager or general partner has good and marketable title to all such Subject Units free and clear of any Liens, except for any such Lien that may be imposed pursuant to (i) this Agreement, (ii) the Partnership Agreement, (iii) any applicable restrictions on transfer under the Securities Act or any state securities law, or (iv) any leverage transactions pursuant to which the Subject Units serve as collateral (collectively, "Permitted Liens"). The Common Units listed on Schedule A opposite such Unitholder's name constitute all of the Common Units beneficially owned as of the Record Date by the respective owners of the Subject Units for which the Unitholder is the investment adviser or general partner.

        2.4    Voting Power.    Such Unitholder has full voting power with respect to all such Unitholder's Subject Units, and full power of disposition, full power to issue instructions with respect to the matters set forth herein and full power to agree to all of the matters set forth in this Agreement, in each case with respect to all such Unitholder's Subject Units. None of such Unitholder's Subject Units are subject to any unitholders' agreement, proxy, voting trust or other agreement or arrangement with respect to the voting of such Subject Units, except as provided hereunder.

        2.5    Absence of Litigation.    With respect to such Unitholder, as of the date hereof, there is no Proceeding pending against, or, to the actual knowledge of such Unitholder, threatened in writing against such Unitholder or any of such Unitholder's properties or assets (including any Subject Units beneficially owned by such Unitholder) before or by any Governmental Authority that could reasonably be expected to prevent or materially delay or impair the consummation by such Unitholder of the transactions contemplated by this Agreement or otherwise materially impair such Unitholder's ability to perform its obligations hereunder.

        2.6    Brokers.    No broker, finder, financial advisor, investment banker or other Person is entitled to any brokerage, finder's, financial advisor's or other similar fee or commission from the Parent Entities or the Partnership in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of such Unitholder.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE PARENT ENTITIES

        The Parent Entities represent and warrant to the Unitholders that:

        3.1    Organization and Qualification.    Each of the Parent Entities is a duly organized and validly existing entity in good standing under the Laws of the jurisdiction of its organization. All of the issued and outstanding capital stock of Merger Sub is owned directly or indirectly by Parent.

        3.2    Authority for this Agreement.    Each of the Parent Entities has all requisite entity power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Parent Entities have been duly and validly authorized by all necessary entity action on the part of each of the Parent Entities, and no other entity proceedings on the part of the Parent Entities are necessary to authorize this Agreement. This Agreement has been duly and validly executed and delivered by the Parent Entities and, assuming the due authorization, execution and delivery by the Unitholders, constitutes a legal, valid and binding obligation of each of the Parent Entities, enforceable against each of the Parent Entities in accordance with its terms, except as enforceability may be limited by bankruptcy Laws, other similar Laws affecting creditors' rights and general principles of equity affecting the availability of specific performance and other equitable remedies.

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 ARTICLE IV
MISCELLANEOUS

        4.1    Documentation and Information.    Such Unitholder shall not make any public announcement regarding this Agreement and the transactions contemplated hereby without the prior written consent of Parent (such consent not to be unreasonably withheld, conditioned or delayed), except as may be required by applicable Law (provided that reasonable notice of any such disclosure will be provided to Parent). Parent acknowledges it has been advised by each Unitholder of an obligation and intent of that Unitholder to file a Schedule 13D with the SEC with respect to the Unitholder's obligations under this Agreement, and Parent consents to that filing. Such Unitholder consents to and hereby authorizes the Parent Entities and the Partnership to publish and disclose in all documents and schedules filed with the SEC or other Governmental Authority or applicable securities exchange, to the extent Parent determines such filing is required by applicable Law or regulation, and any press release or other disclosure document that the Parent Entities reasonably determine to be necessary or advisable in connection with the Merger and any other transactions contemplated by the Merger Agreement, such Unitholder's identity and ownership of the Subject Units, the existence of this Agreement and the nature of such Unitholder's commitments and obligations under this Agreement, and such Unitholder acknowledges that the Parent Entities and the Partnership may, in their respective sole discretion, file this Agreement or a form hereof with the SEC or any other Governmental Authority or securities exchange. For the avoidance of doubt, no consent of the Unitholder shall be required to file and accurately describe contracts to which any Unitholder is a party or is otherwise referenced therein in compliance with Parent's reporting obligations under the Securities Exchange Act of 1934. Such Unitholder agrees to promptly give Parent and the Partnership any information it may reasonably require for the preparation of any such disclosure documents, and such Unitholder agrees to promptly notify Parent and the Partnership, as applicable, of any required corrections with respect to any written information supplied by such Unitholder specifically for use in any such disclosure document, if and to the extent that any such information shall have become false or misleading in any material respect.

        4.2    Notices.    Any and all notices or other communications or deliveries required or permitted to be provided hereunder will be in writing and sent by facsimile, by electronic mail, by nationally recognized overnight courier service or by registered mail and will be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via electronic mail at the email address specified in Section 8.9 of the Merger Agreement or facsimile at the facsimile telephone number specified in Section 8.9 of the Merger Agreement, in either case, prior to 5:00 p.m. (New York City time) on a Business Day and, in each case, a copy is sent on such Business Day by nationally recognized overnight courier service, (b) the Business Day after the date of transmission, if such notice or communication is delivered via electronic mail at the email address specified in Section 8.9 of the Merger Agreement or facsimile at the facsimile telephone number specified in Section 8.9 of the Merger Agreement, in each case, later than 5:00 p.m. (New York City time) on any date and earlier than 12 midnight (New York City time) on the following date and a copy is sent no later than such date by nationally recognized overnight courier service, (c) when received, if sent by nationally recognized overnight courier service (other than in the cases of clauses (a) and (b) above), or (d) upon actual receipt by the party to whom such notice is required to be given if sent by registered mail. The address for such notices and communications will be as set forth (i) if to any Parent Entity, to the address or facsimile number set forth in Section 8.9 of the Merger Agreement and (ii) if to a Unitholder, to such Unitholder's address or facsimile number set forth on a signature page hereto, or to such other address or facsimile number as such party may hereafter specify for the purpose by notice to each other party hereto.

        4.3    Termination.    This Agreement shall terminate automatically with respect to a Unitholder, without any notice or other action by any Person, upon the first to occur of (a) the valid termination of the Merger Agreement in accordance with its terms, (b) the Effective Time, (c) the entry without the

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prior written consent of such Unitholder into any amendment or modification to the Merger Agreement or any waiver of any of the Partnership's rights under the Merger Agreement, in each case, that results in a decrease in the Exchange Ratio or Cash Consideration (in each case, as defined in the Merger Agreement on the date hereof), or (d) the mutual written consent of Parent and such Unitholder (the date of termination with respect to any Unitholder being referred to herein as the "Termination Date"). Upon termination of this Agreement, no party shall have any further obligations or liabilities under this Agreement; provided, however, that (x) nothing set forth in this Section 4.3 shall relieve any party from liability for any breach of this Agreement prior to termination hereof and (y) the provisions of this Article IV shall survive any termination of this Agreement.

        4.4    Amendments and Waivers.    Any provision of this Agreement may be amended or waived if such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective. No failure or delay by any party in exercising any right hereunder will operate as a waiver thereof nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right.

        4.5    Expenses.    All fees and expenses incurred in connection herewith and the transactions contemplated hereby shall be paid by the party incurring such fees and expenses, whether or not the Merger is consummated.

        4.6    Assignment.    Neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned, in whole or in part, by operation of Law or otherwise, by any of the parties without the prior written consent of the other parties, except that Merger Sub may assign, in its sole discretion, any of or all its rights, interests and obligations under this Agreement to any wholly owned Subsidiary of Parent, but no such assignment will relieve Parent, Parent GP or Merger Sub of any of its obligations hereunder. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns. Any purported assignment not permitted under this Section 4.6 will be null and void.

        4.7    Counterparts.    This Agreement may be executed in counterparts (each of which will be deemed to be an original but all of which taken together will constitute one and the same agreement) and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

        4.8    Entire Agreement; No Third-Party Beneficiaries.    This Agreement, together with Schedule A, and the other documents and certificates delivered pursuant hereto, (a) constitute the entire agreement, and supersede all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter of this Agreement and thereof and (b) will not confer upon any Person other than the parties hereto any rights (including third-party beneficiary rights or otherwise) or remedies hereunder.

        4.9    Governing Law; Jurisdiction; Waiver of Jury Trial.

        (a)   This Agreement will be governed by, and construed in accordance with, the laws of the State of Delaware, applicable to contracts executed in and to be performed entirely within that State.

        (b)   Each of the parties hereto irrevocably agrees that any legal action or proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by the other party hereto or its successors or assigns, will be brought and determined exclusively in the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware). Each of the parties hereto hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and

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unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than the aforesaid courts. Each of the parties hereto hereby irrevocably waives, and agrees not to assert as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (i) any claim that it is not personally subject to the jurisdiction of the above named courts for any reason, (ii) any claim that it or its property is exempt or immune from the jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (iii) to the fullest extent permitted by the applicable Law, any claim that (x) the suit, action or proceeding in such court is brought in an inconvenient forum, (y) the venue of such suit, action or proceeding is improper or (z) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. The parties hereto further agree that the mailing by certified or registered mail, return receipt requested, (i) if to any Parent Entity, to the address or facsimile number set forth in Section 8.9 of the Merger Agreement and (ii) if to a Unitholder, to such Unitholder's address set forth on a signature page hereto, or to such other address as such party may hereafter specify for the purpose by notice to each other party hereto, of any process required by any such court will constitute valid and lawful service of process against them, without necessity for service by any other means provided by statute or rule of court.

        (c)   EACH PARTY HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF ANY PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

        4.10    Specific Enforcement.    The parties agree that irreparable damage would occur and that the parties would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached and it is accordingly agreed that the parties will be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, in each case, in accordance with this Section 4.10 in the Delaware Court of Chancery or any federal court sitting in the State of Delaware, this being in addition to any other remedy to which they are entitled at law or in equity. Each of the parties agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief as provided herein on the basis that (x) either party has an adequate remedy at law or (y) an award of specific performance is not an appropriate remedy for any reason at law or equity. Each party further agrees that no party will be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 4.10, and each party irrevocably waives any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

        4.11    Severability.    If any term or other provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other terms, provisions and conditions of this Agreement will nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto will negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by Applicable Law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

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        4.12    Interpretation.

        (a)   The headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they will be deemed to be followed by the words "without limitation." The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement will refer to this Agreement as a whole and not to any particular provision of this Agreement. All terms defined in this Agreement will have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein. References to a Person are also to its permitted successors and assigns.

        (b)   The parties hereto have participated jointly in the negotiation and drafting of this Agreement with the assistance of counsel and other advisors and, in the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as jointly drafted by the parties hereto and no presumption or burden of proof will arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement or interim drafts of this Agreement.

        4.13    Further Assurances.    Each Unitholder will execute and deliver, or cause to be executed and delivered, all further documents and instruments and use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws and regulations, to perform its obligations under this Agreement.

        4.14    Unitholder Obligation Several and Not Joint.    The obligations of each Unitholder hereunder shall be several and not joint, and no Unitholder shall be liable for any breach of the terms of this Agreement by any other Unitholder.

[Remainder of Page Intentionally Left Blank. Signature Pages Follow.]

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        The parties are executing this Agreement on the date set forth in the introductory clause.

PARENT:
MPLX LP
By:	MPLX GP LLC, its general partner
By:	/s/ G.R. HEMINGER
	Name:	G.R. Heminger
	Title:	Chairman and Chief Executive Officer
PARENT GP:
MPLX GP LLC
By:	/s/ G.R. HEMINGER
	Name:	G.R. Heminger
	Title:	Chairman and Chief Executive Officer
MERGER SUB:
SAPPHIRE HOLDCO LLC
By:	/s/ P.K.M. BEALL
	Name:	P.K.M. Beall
	Title:	President
UNITHOLDER
KAYNE ANDERSON CAPITAL ADVISORS, L.P., as investment adviser, manager or general partner
By:	/s/ DAVID SHLADOVSKY
	Name:	David Shladovsky
	Title:	General Counsel
UNITHOLDER
KA FUND ADVISORS, LLC, as investment adviser, manager or general partner
By:	/s/ JAMES BAKER
	Name:	James Baker
	Title:	Managing Director

[Signature Page to Voting Agreement]

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Schedule A

Name of Unitholder; Address	Number of Common Units
Kayne Anderson Capital Advisors, L.P. 1800 Avenue of the Stars, 3rd Floor Los Angeles, CA 90067 E-mail address: dshladovsky@kaynecapital.com and jbaker@kaynecapital.com	2,792,961
KA Fund Advisors, LLC 811 Main Street, 14th Floor Houston, TX 77002 dshladovsky@kaynecapital.com and jbaker@kaynecapital.com	8,344,758

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ANNEX S-D

VOTING AGREEMENT

        This VOTING AGREEMENT (this "Agreement"), dated as of November 16, 2015, is entered into by and among MPLX LP, a Delaware limited partnership ("Parent"), MPLX GP LLC, a Delaware limited liability company and the general partner of Parent ("Parent GP"), and Sapphire Holdco LLC, a Delaware limited liability company and a wholly owned subsidiary of Parent ("Merger Sub" and, with Parent and Parent GP, the "Parent Entities"), and each of the Persons set forth on Schedule A hereto (each, a "Unitholder"), as investment adviser, manager or general partner on behalf of various record and beneficial owners. All terms used but not otherwise defined in this Agreement shall have the respective meanings ascribed to such terms in the Merger Agreement (as defined below).

        WHEREAS, as of the date hereof, each Unitholder is the discretionary investment adviser, manager or general partner with respect to various record and beneficial owners (as defined in Rule 13d-3 under the Exchange Act) that own and have delegated voting authority to such Unitholder with respect to, the aggregate number of Common Units set forth opposite such Unitholder's name on Schedule A (all such units set forth on Schedule A next to the Unitholder's name specify those units held as of October 5, 2015, which is the record date for holders of Common Units entitled to vote on the transactions contemplated by the Merger Agreement and is referred to as the "Record Date") and for which Unitholder continues to have voting power as of the date hereof, but excluding any Common Units over which the Unitholder ceases to having voting power subsequent to the date of this Agreement (including any such Common Units as may be included on Schedule A) (all such units being referred to herein as the "Subject Units"); and

        WHEREAS, the Parent Entities, Marathon Petroleum Corporation, a Delaware corporation and the ultimate parent of Parent GP ("MPC"), and MarkWest Energy Partners, L.P., a Delaware limited partnership (the "Partnership"), have entered into an Agreement and Plan of Merger, dated July 11, 2015, as amended on November 10, 2015 (as it may be further amended pursuant to the terms thereof, including pursuant to the Amendment (as defined below), the "Merger Agreement"), which provides, among other things, for the merger of Merger Sub with and into the Partnership, upon the terms and subject to the conditions set forth therein (the "Merger") in accordance with the DRULPA, whereby each issued and outstanding Common Unit will be converted into the right to receive the consideration set forth in the Merger Agreement;

        WHEREAS, concurrently with the execution and delivery hereof, the Parent Entities, MPC and the Partnership are entering into Amendment No. 2 to the Agreement and Plan of Merger (the "Amendment"), providing for an Exchange Ratio of 1.09 Parent Units and cash in an amount of $6.20 per Common Unit (the "Specified Consideration");

        NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

ARTICLE I
AGREEMENT TO VOTE

        1.1    Agreement to Vote.    Subject to the terms of this Agreement, and so long as the Unitholders remain entitled to receive not less than the Specified Consideration, each Unitholder hereby irrevocably and unconditionally agrees that, after the date hereof and until the Termination Date with respect to such Unitholder, at any annual or special meeting of the unitholders of the Partnership, however called, including any adjournment or postponement thereof, and in connection with any action proposed to be taken by written consent of the unitholders of the Partnership, such Unitholder shall, in each case to

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the fullest extent that such Unitholder's Subject Units are entitled to vote thereon and Unitholder continues to have voting power over such Subject Units: (a) appear at each such meeting or otherwise cause all such Subject Units to be counted as present thereat for purposes of determining a quorum; and (b) vote (or cause to be voted), or deliver (or cause to be delivered) a written consent with respect to, all of its Subject Units (i) in favor of the (A) approval of the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement, and, (B) without limitation of the preceding clause (A), approval of any proposal to adjourn or postpone the Partnership Unitholders Meeting to a later date if there are not sufficient votes for approval and adoption of the Merger Agreement on the date on which the Partnership Unitholders Meeting is held; and (ii) against any Alternative Proposal and against any other action, agreement or transaction involving the Partnership that is intended, or would reasonably be expected, to prevent, impede, interfere with, delay, postpone, discourage or otherwise impair the consummation of the Merger or the other transactions contemplated by the Merger Agreement; and (iii) against any other action or agreement that would result in a breach of any obligation of the Partnership in the Merger Agreement. Each Unitholder shall retain at all times the right to vote the Subject Units in such Unitholder's sole discretion, and without any other limitation, on any matters other than those set forth in this Section 1.1 that are at any time or from time to time presented for consideration to the Partnership's unitholders generally.

ARTICLE II REPRESENTATIONS AND WARRANTIES OF THE UNITHOLDERS

        Each Unitholder represents and warrants, on its own account with respect to the Subject Units, to the Parent Entities as to such Unitholder on a several basis, that:

        2.1    Authorization; Binding Agreement.    Such Unitholder is duly organized and validly existing in good standing under the Laws of the jurisdiction in which it is incorporated or constituted and the consummation of the transactions contemplated hereby are within such Unitholder's entity powers and have been duly authorized by all necessary entity actions on the part of such Unitholder, and such Unitholder has full power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by such Unitholder and constitutes a valid and binding obligation of such Unitholder enforceable against such Unitholder in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar Laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law).

        2.2    Non-Contravention.    Neither the execution and delivery of this Agreement by such Unitholder nor the consummation by such Unitholder of the transactions contemplated hereby, nor compliance by such Unitholder with any of the terms or provisions of this Agreement, will (i) conflict with or violate any provision of the certificate of incorporation or bylaws (or other similar governing documents), (ii) (x) violate any Law, judgment, writ or injunction of any Governmental Authority applicable to such Unitholder or any of their respective properties or assets, or (y) violate, conflict with, result in the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, or result in the creation of any Lien upon any of the respective properties or assets of, such Unitholder under, any of the terms, conditions or provisions of any loan or credit agreement, debenture, note, bond, mortgage, indenture, deed of trust, license, lease, contract or other agreement, instrument or obligation, to which such Unitholder is a party, or by which they or any of their respective properties or assets may be bound or affected or (iii) result in the exercisability of any right to purchase or acquire any asset of such Unitholder, except, in the case of clauses (ii)(x), (ii)(y) and (iii), for such violations, conflicts, losses, defaults, terminations, cancellations, accelerations, Liens, purchases or acquisitions as, individually or in the aggregate, would not prevent or materially impair the consummation of the transactions contemplated hereby.

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        2.3    Ownership of Subject Units; Total Units.    Such Unitholder is the discretionary investment adviser, manager or general partner with respect to various record and beneficial owners (as defined in Rule 13d-3 under the Exchange Act) of all such Unitholder's Subject Units. To the knowledge of Unitholder, the respective owners of the Subject Units for which the Unitholder is the investment adviser or general partner has good and marketable title to all such Subject Units free and clear of any Liens, except for any such Lien that may be imposed pursuant to (i) this Agreement, (ii) the Partnership Agreement, (iii) any applicable restrictions on transfer under the Securities Act or any state securities law, or (iv) any leverage transactions pursuant to which the Subject Units serve as collateral (collectively, "Permitted Liens"). The Common Units listed on Schedule A opposite such Unitholder's name constitute all of the Common Units beneficially owned as of the Record Date by the respective owners of the Subject Units for which the Unitholder is the investment adviser or general partner and for which the Unitholder has voting power.

        2.4    Voting Power.    Such Unitholder has full voting power with respect to all such Unitholder's Subject Units, and full power of disposition, full power to issue instructions with respect to the matters set forth herein and full power to agree to all of the matters set forth in this Agreement, in each case with respect to all such Unitholder's Subject Units. None of such Unitholder's Subject Units are subject to any unitholders' agreement, proxy, voting trust or other agreement or arrangement with respect to the voting of such Subject Units, except as provided hereunder.

        2.5    Absence of Litigation.    With respect to such Unitholder, as of the date hereof, there is no Proceeding pending against, or, to the actual knowledge of such Unitholder, threatened in writing against such Unitholder or any of such Unitholder's properties or assets (including any Subject Units beneficially owned by such Unitholder) before or by any Governmental Authority that could reasonably be expected to prevent or materially delay or impair the consummation by such Unitholder of the transactions contemplated by this Agreement or otherwise materially impair such Unitholder's ability to perform its obligations hereunder.

        2.6    Brokers.    No broker, finder, financial advisor, investment banker or other Person is entitled to any brokerage, finder's, financial advisor's or other similar fee or commission from the Parent Entities or the Partnership in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of such Unitholder.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE PARENT ENTITIES

        The Parent Entities represent and warrant to the Unitholders that:

        3.1    Organization and Qualification.    Each of the Parent Entities is a duly organized and validly existing entity in good standing under the Laws of the jurisdiction of its organization. All of the issued and outstanding capital stock of Merger Sub is owned directly or indirectly by Parent.

        3.2    Authority for this Agreement.    Each of the Parent Entities has all requisite entity power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Parent Entities have been duly and validly authorized by all necessary entity action on the part of each of the Parent Entities, and no other entity proceedings on the part of the Parent Entities are necessary to authorize this Agreement. This Agreement has been duly and validly executed and delivered by the Parent Entities and, assuming the due authorization, execution and delivery by the Unitholders, constitutes a legal, valid and binding obligation of each of the Parent Entities, enforceable against each of the Parent Entities in accordance with its terms, except as enforceability may be limited by bankruptcy Laws, other similar Laws affecting creditors' rights and general principles of equity affecting the availability of specific performance and other equitable remedies.

S-D-3

 ARTICLE IV
MISCELLANEOUS

        4.1    Documentation and Information.    Such Unitholder shall not make any public announcement regarding this Agreement and the transactions contemplated hereby without the prior written consent of Parent (such consent not to be unreasonably withheld, conditioned or delayed), except as may be required by applicable Law (provided that reasonable notice of any such disclosure will be provided to Parent). Parent acknowledges it has been advised by each Unitholder of an obligation and intent of that Unitholder to file a Schedule 13D with the SEC with respect to the Unitholder's obligations under this Agreement, and Parent consents to that filing. Such Unitholder consents to and hereby authorizes the Parent Entities and the Partnership to publish and disclose in all documents and schedules filed with the SEC or other Governmental Authority or applicable securities exchange, to the extent Parent determines such filing is required by applicable Law or regulation, and any press release or other disclosure document that the Parent Entities reasonably determine to be necessary or advisable in connection with the Merger and any other transactions contemplated by the Merger Agreement, such Unitholder's identity and beneficial ownership of the Subject Units, the existence of this Agreement and the nature of such Unitholder's commitments and obligations under this Agreement, and such Unitholder acknowledges that the Parent Entities and the Partnership may, in their respective sole discretion, file this Agreement or a form hereof with the SEC or any other Governmental Authority or securities exchange. For the avoidance of doubt, no consent of the Unitholder shall be required to file and accurately describe contracts to which any Unitholder is a party or is otherwise referenced therein in compliance with Parent's reporting obligations under the Securities Exchange Act of 1934. Such Unitholder agrees to promptly give Parent and the Partnership any information it may reasonably require for the preparation of any such disclosure documents, and such Unitholder agrees to promptly notify Parent and the Partnership, as applicable, of any required corrections with respect to any written information supplied by such Unitholder specifically for use in any such disclosure document, if and to the extent that any such information shall have become false or misleading in any material respect.

        4.2    Notices.    Any and all notices or other communications or deliveries required or permitted to be provided hereunder will be in writing and sent by facsimile, by electronic mail, by nationally recognized overnight courier service or by registered mail and will be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via electronic mail at the email address specified in Section 8.9 of the Merger Agreement or facsimile at the facsimile telephone number specified in Section 8.9 of the Merger Agreement, in either case, prior to 5:00 p.m. (New York City time) on a Business Day and, in each case, a copy is sent on such Business Day by nationally recognized overnight courier service, (b) the Business Day after the date of transmission, if such notice or communication is delivered via electronic mail at the email address specified in Section 8.9 of the Merger Agreement or facsimile at the facsimile telephone number specified in Section 8.9 of the Merger Agreement, in each case, later than 5:00 p.m. (New York City time) on any date and earlier than 12 midnight (New York City time) on the following date and a copy is sent no later than such date by nationally recognized overnight courier service, (c) when received, if sent by nationally recognized overnight courier service (other than in the cases of clauses (a) and (b) above), or (d) upon actual receipt by the party to whom such notice is required to be given if sent by registered mail. The address for such notices and communications will be as set forth (i) if to any Parent Entity, to the address or facsimile number set forth in Section 8.9 of the Merger Agreement and (ii) if to a Unitholder, to such Unitholder's address or facsimile number set forth on a signature page hereto, or to such other address or facsimile number as such party may hereafter specify for the purpose by notice to each other party hereto.

        4.3    Termination.    This Agreement shall terminate automatically with respect to a Unitholder, without any notice or other action by any Person, upon the first to occur of (a) the valid termination of the Merger Agreement in accordance with its terms, (b) the Effective Time, (c) the entry without the

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prior written consent of such Unitholder into any amendment or modification to the Merger Agreement or any waiver of any of the Partnership's rights under the Merger Agreement, in each case, that results in a decrease in the Exchange Ratio or Cash Consideration (in each case, as defined in the Merger Agreement on the date hereof), or (d) the mutual written consent of Parent and such Unitholder (the date of termination with respect to any Unitholder being referred to herein as the "Termination Date"). Upon termination of this Agreement, no party shall have any further obligations or liabilities under this Agreement; provided, however, that (x) nothing set forth in this Section 4.3 shall relieve any party from liability for any breach of this Agreement prior to termination hereof and (y) the provisions of this Article IV shall survive any termination of this Agreement.

        4.4    Amendments and Waivers.    Any provision of this Agreement may be amended or waived if such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective. No failure or delay by any party in exercising any right hereunder will operate as a waiver thereof nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right.

        4.5    Expenses.    All fees and expenses incurred in connection herewith and the transactions contemplated hereby shall be paid by the party incurring such fees and expenses, whether or not the Merger is consummated.

        4.6    Assignment.    Neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned, in whole or in part, by operation of Law or otherwise, by any of the parties without the prior written consent of the other parties, except that Merger Sub may assign, in its sole discretion, any of or all its rights, interests and obligations under this Agreement to any wholly owned Subsidiary of Parent, but no such assignment will relieve Parent, Parent GP or Merger Sub of any of its obligations hereunder. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns. Any purported assignment not permitted under this Section 4.6 will be null and void.

        4.7    Counterparts.    This Agreement may be executed in counterparts (each of which will be deemed to be an original but all of which taken together will constitute one and the same agreement) and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

        4.8    Entire Agreement; No Third-Party Beneficiaries.    This Agreement, together with Schedule A, and the other documents and certificates delivered pursuant hereto, (a) constitute the entire agreement, and supersede all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter of this Agreement and thereof and (b) will not confer upon any Person other than the parties hereto any rights (including third-party beneficiary rights or otherwise) or remedies hereunder.

        4.9    Governing Law; Jurisdiction; Waiver of Jury Trial.

        (a)   This Agreement will be governed by, and construed in accordance with, the laws of the State of Delaware, applicable to contracts executed in and to be performed entirely within that State.

        (b)   Each of the parties hereto irrevocably agrees that any legal action or proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by the other party hereto or its successors or assigns, will be brought and determined exclusively in the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware). Each of the parties hereto hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and

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unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than the aforesaid courts. Each of the parties hereto hereby irrevocably waives, and agrees not to assert as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (i) any claim that it is not personally subject to the jurisdiction of the above named courts for any reason, (ii) any claim that it or its property is exempt or immune from the jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (iii) to the fullest extent permitted by the applicable Law, any claim that (x) the suit, action or proceeding in such court is brought in an inconvenient forum, (y) the venue of such suit, action or proceeding is improper or (z) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. The parties hereto further agree that the mailing by certified or registered mail, return receipt requested, (i) if to any Parent Entity, to the address or facsimile number set forth in Section 8.9 of the Merger Agreement and (ii) if to a Unitholder, to such Unitholder's address set forth on a signature page hereto, or to such other address as such party may hereafter specify for the purpose by notice to each other party hereto, of any process required by any such court will constitute valid and lawful service of process against them, without necessity for service by any other means provided by statute or rule of court.

        (c)   EACH PARTY HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF ANY PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

        4.10    Specific Enforcement.    The parties agree that irreparable damage would occur and that the parties would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached and it is accordingly agreed that the parties will be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, in each case, in accordance with this Section 4.10 in the Delaware Court of Chancery or any federal court sitting in the State of Delaware, this being in addition to any other remedy to which they are entitled at law or in equity. Each of the parties agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief as provided herein on the basis that (x) either party has an adequate remedy at law or (y) an award of specific performance is not an appropriate remedy for any reason at law or equity. Each party further agrees that no party will be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 4.10, and each party irrevocably waives any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

        4.11    Severability.    If any term or other provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other terms, provisions and conditions of this Agreement will nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto will negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by Applicable Law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

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        4.12    Interpretation.

        (a)   The headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they will be deemed to be followed by the words "without limitation." The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement will refer to this Agreement as a whole and not to any particular provision of this Agreement. All terms defined in this Agreement will have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein. References to a Person are also to its permitted successors and assigns.

        (b)   The parties hereto have participated jointly in the negotiation and drafting of this Agreement with the assistance of counsel and other advisors and, in the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as jointly drafted by the parties hereto and no presumption or burden of proof will arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement or interim drafts of this Agreement.

        4.13    Further Assurances.    Each Unitholder will execute and deliver, or cause to be executed and delivered, all further documents and instruments and use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws and regulations, to perform its obligations under this Agreement.

        4.14    Unitholder Obligation Several and Not Joint.    The obligations of each Unitholder hereunder shall be several and not joint, and no Unitholder shall be liable for any breach of the terms of this Agreement by any other Unitholder.

[Remainder of Page Intentionally Left Blank. Signature Pages Follow.]

S-D-7

        The parties are executing this Agreement on the date set forth in the introductory clause.

PARENT:
MPLX LP
By:	MPLX GP LLC, its general partner
By:	/s/ G.R. HEMINGER
	Name:	G.R. Heminger
	Title:	Chairman and Chief Executive Officer
PARENT GP:
MPLX GP LLC
By:	/s/ G.R. HEMINGER
	Name:	G.R. Heminger
	Title:	Chairman and Chief Executive Officer
MERGER SUB:
SAPPHIRE HOLDCO LLC
By:	/s/ P.K.M. BEALL
	Name:	P.K.M. Beall
	Title:	President
UNITHOLDER
TORTOISE CAPITAL ADVISORS, L.L.C., as investment adviser
By:	/s/ MATTHEW G.P. SALLEE
	Name:	Matthew G.P. Sallee
	Title:	Managing Director

[Signature Page to Voting Agreement]

S-D-8

Schedule A

Name of Unitholder; Address	Number of Common Units
Tortoise Capital Advisors, L.L.C. 11550 Ash Street, Suite 300 Leawood, KS 66211	11,499,731

S-D-9